                             OCC ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                            2002 SEMI-ANNUAL REPORT

The stock market declined during the first half of 2002, due in part to investor concerns about corporate accounting integrity. Although the Equity Portfolio (the "Portfolio") was swept downward with the market, it outperformed its benchmark, the Standard & Poor's ("S&P 500") inclusive of reinvested dividends and navigated the treacherous market reasonably well. The Portfolio's return of (10.3)% during the six months ended June 30, 2002 compared to (13.2)% for the S&P 500. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

The five stocks that contributed most positively to the Portfolio's performance were: Wells Fargo (banking), Mattel (toys), AFLAC (insurance), Countrywide Credit (mortgage origination and servicing) and Boeing (aircraft and aerospace). Each of these stocks rose in excess of 15% during the six-month period, led by AFLAC which advanced 31%.

In comparison to the market, the Portfolio's banking, insurance and other financial stocks, representing nearly 40% of equity investments, performed well. The Portfolio's financial holdings returned (3.0)% versus (4.3)% for the financial sector of the S&P 500. In addition, the Portfolio also benefited from having only limited holdings of information technology stocks, one of the market's worst-performing sectors in the period. Furthermore, the energy stocks held in the Portfolio bucked the market's overall downward trend, returning 1.7%.

The telecommunication services stocks owned by the Portfolio were by far the biggest detractors to performance during the first half of the year, returning (42.5)% compared to (35.1)% for the telecom sector of the S&P 500. The largest single detractor was WorldCom, which declined throughout the first half of 2002. The company revealed in June that it had engaged in accounting fraud. This stock was sold in May as the price was falling.

For the twelve months ended June 30, 2002, the Portfolio returned (17.5)% compared to (18.0)% for the S&P 500. For the three years ended June 30, 2002, the Portfolio provided an average annual total return of (5.0)% versus (9.2)% for the S&P 500. The Portfolio's average annual total return of 3.2% for the five years ended June 30, 2002 compared with 3.6% for the S&P 500. For the 10 years ended June 30, 2002, the Portfolio delivered an average annual total return of 11.2%* versus 11.4% for the S&P 500. From its inception on August 1, 1988 through June 30, 2002, the Portfolio's average annual total return of 12.0%* compared with 12.3% for the S&P 500 Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the company.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE EQUITY PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $86,789,755 IN THE OLD TRUST AND $3,764,598 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO
    SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE EQUITY PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE EQUITY PORTFOLIO OF THE OLD TRUST.

The stock market has encountered difficulty since peaking in March 2000. Initially, prices declined due to economic concerns and more recently because of accounting concerns. Despite the market's recent problems, we believe it is important for investors to maintain a long-term perspective.

In managing the Portfolio, we are long-term investors in companies priced below their intrinsic value. We hold stocks that we like and believe are undervalued. By steering clear of aggressive trading, trading costs are reduced and we hope to avoid getting burned by making large bets on the market's near-term direction.

In recent months, the Portfolio has selectively added stocks that have fallen in price. These have been situations whereby opportunities have been identified to buy a good business at inexpensive valuations. In June, the Portfolio established a small new position in Eastman Kodak. The stock is down approximately 40% from its 12-month high due to current earnings weakness and investor concerns regarding the company's transition from film to digital products. In our view, Kodak is making this transition quite well and we believe its earnings are poised for recovery. Meanwhile, the stock yields a healthy 6%, and the company is using some of its cash flow to pay down debt, which we believe is appropriate.

In April, a small position in AOL Time Warner (media, entertainment and online services) was established after the stock fell sharply on concerns of advertising revenues at AOL. Although advertising demand and rates will take a while to recover, early indications suggest the problem is bottoming. AOL Time Warner continues to be a large, powerful company with significant resources, including a strong position on the Internet. We like this stock because of its attractive valuation compared to a recent price of approximately $10, we estimate the intrinsic value to be close to $20.

Investments in the technology sector have been modestly added to recently at inexpensive valuations, recognizing that there could be further business disappointments before tech demand rebounds. In May, small positions in Cisco (Internet equipment), Sun Microsystems (network computing) and Computer Associates (software) were established.

Sales during the first half of 2002 included: Halliburton (oilfield services and construction), Sabre Holdings (travel reservation service) and Schering-Plough (pharmaceuticals).

At June 30, 2002, the Portfolio's net assets were allocated 98.4% to common stock and 1.9% to short-term investments. The five largest equity positions held were: Freddie Mac, which securitizes home mortgages, representing 9.0% of the Portfolio's net assets; McDonald's, the global fast-food company, 5.1% of net assets; ChevronTexaco, a leading oil and gas company, 5.0% of net assets; Wells Fargo, a major bank, 4.9% of net assets; and Kroger, a national supermarket chain, 4.2% of net assets.

Major industry positions at the end of June included: financial services, representing 23.0% of the Portfolio's net assets; banking, 8.8% of net assets; telecommunications, 8.1% of net assets; retail, 7.9% of net assets; and insurance, 6.4% of net assets.

Despite some glaring examples of abuse, we believe U.S. corporate accounting practices remain vigorous overall and that most companies are fully compliant. Boards of directors, having seen abusers get exposed are likely to be more vigilant. We believe the recent difficult period for the stock market will ease, enabling the share prices of well-managed, undervalued U.S. companies to appreciate.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)


       SHARES                                                VALUE
       ------                                              ----------
                         COMMON STOCK -- 98.4%
                         AEROSPACE/DEFENSE -- 2.1%
        28,000           Boeing Co. ...................    $1,260,000
                                                           ----------

                         BANKING -- 8.8%
        75,000           FleetBoston Financial
                           Corp. ......................     2,426,250
        60,000           Wells Fargo & Co. ............     3,003,600
                                                           ----------
                                                            5,429,850
                                                           ----------
                         COMPUTERS -- 2.1%
        50,000           Dell Computer Corp.* .........     1,307,000
                                                           ----------

                         COMPUTER SOFTWARE -- 3.1%
        35,000           Computer Associates
                           International, Inc. ........       556,150
        25,000           Microsoft Corp.* .............     1,367,500
                                                           ----------
                                                            1,923,650
                                                           ----------

                         CONGLOMERATES -- 2.0%
        10,000           3M Co. .......................     1,230,000
                                                           ----------
                         CONSUMER PRODUCTS -- 5.1%
        15,000           Eastman Kodak Co. ............       437,550
        63,000           Mattel, Inc. .................     1,328,040
        40,000           The Gillette Co. .............     1,354,800
                                                           ----------
                                                            3,120,390
                                                           ----------
                         DRUGS & MEDICAL PRODUCTS -- 5.8%
        50,000           Bristol-Myers Squibb Co. .....     1,285,000
        15,000           Merck & Co., Inc. ............       759,600
        30,000           Wyeth ........................     1,536,000
                                                           ----------
                                                            3,580,600
                                                           ----------
                         ENERGY -- 2.6%
        30,000           Exelon Corp. .................     1,569,000
                                                           ----------

                         FINANCIAL SERVICES -- 23.0%
        45,000           Citigroup, Inc. ..............     1,743,750
        35,000           Countrywide Credit
                           Industries, Inc. ...........     1,688,750
        90,000           Freddie Mac ..................     5,508,000
        55,000           John Hancock Financial
                           Services, Inc. .............     1,936,000
        52,000           JPMorgan Chase & Co. .........     1,763,840
        30,000           Household
                           International, Inc. ........     1,491,000
                                                           ----------
                                                           14,131,340
                                                           ----------

    SHARES                                                 VALUE
    ------                                                 ----------
                         FOOD SERVICES -- 5.1%
       110,000           McDonald's Corp. .............    $3,129,500
                                                           ----------

                         INSURANCE -- 6.4%
        45,000           AFLAC, Inc. ..................     1,440,000
        16,000           American International
                           Group, Inc. ................     1,091,680
        14,000           UnumProvident Corp. ..........       356,300
        12,000           XL Capital Ltd. ..............     1,016,400
                                                           ----------
                                                            3,904,380
                                                           ----------

                         MACHINERY/ENGINEERING -- 1.6%
        20,000           Caterpillar, Inc. ............       979,000
                                                           ----------

                         METAL & MINING -- 1.9%
        35,000           Alcoa, Inc. ..................     1,160,250
                                                           ----------

                         MULTIMEDIA -- 2.3%
        40,000           AOL Time Warner Inc.* ........       588,400
        25,000           Clear Channel
                           Communications, Inc.* ......       800,500
                                                           ----------
                                                            1,388,900
                                                           ----------

                         NETWORKING -- 1.9%
        22,000           Cisco Systems, Inc.* .........       306,900
        75,000           EMC Corp.* ...................       566,250
        65,000           Sun Microsystems, Inc. .......       325,650
                                                           ----------
                                                            1,198,800
                                                           ----------

                         OIL & GAS -- 6.0%
        35,000           ChevronTexaco Corp. ..........     3,097,500
        30,000           El Paso Corp. ................       618,300
                                                           ----------
                                                            3,715,800
                                                           ----------

                         RETAIL -- 7.9%
        60,000           CVS Corp. ....................     1,836,000
        30,000           Gap, Inc. ....................       426,000
       130,000           Kroger Co.* ..................     2,587,000
                                                           ----------
                                                            4,849,000
                                                           ----------

                         TELECOMMUNICATIONS -- 8.1%
        60,000           SBC Communications, Inc. .....     1,830,000
       109,400           Sprint Corp. (FON Group) .....     1,160,734
        50,000           Verizon
                           Communications, Inc. .......     2,007,500
                                                           ----------
                                                            4,998,234
                                                           ----------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)


    SHARES                                                 VALUE
    ------                                                 ----------
                         COMMON STOCK (CONCLUDED)
                         TRANSPORTATION -- 0.5%
        10,000           Burlington Northern Santa Fe
                           Corp. ......................    $  300,000
                                                           ----------

                         WASTE DISPOSAL -- 2.1%
        50,000           Waste Management, Inc. .......     1,302,500
                                                           ----------
                           Total Common Stock
                             (cost-$61,895,506)........    60,478,194
                                                           ----------

      PRINCIPAL
       AMOUNT
        (000)                                                VALUE
      ---------                                           -----------
                         SHORT-TERM INVESTMENTS -- 1.9%
                         U.S. GOVERNMENT AGENCY
                           DISCOUNT NOTES -- 1.9%
       $1,171            Student Loan Marketing
                           Association,
                           1.87%, 7/1/02
                           (cost-$1,171,000) .........    $ 1,171,000
                                                          -----------

                          Total Investments
                        (cost-$63,066,506)..  100.3%     61,649,194
                          Liabilities in
                            excess of other
                            assets .........   (0.3)       (208,744)
                                              -----     -----------
                          Net Assets .......  100.0%    $61,440,450
                                              =====     ===========

--------------------------

*                       Non-income producing security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$63,066,506)....................    $61,649,194
Cash........................................................            694
Dividends and interest receivable...........................         48,735
Receivable for shares of beneficial interest sold...........         43,678
Prepaid expenses............................................          3,185
                                                                -----------
  Total Assets..............................................     61,745,486
                                                                -----------

LIABILITIES:
Payable for shares of beneficial interest redeemed..........        181,702
Investment advisory fee payable.............................         41,953
Payable for investments purchased...........................         25,895
Accrued expenses............................................         55,486
                                                                -----------
  Total Liabilities.........................................        305,036
                                                                -----------
    Net Assets..............................................    $61,440,450
                                                                ===========

COMPOSTION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $    20,987
Paid-in-capital in excess of par............................     65,306,182
Undistributed net investment income.........................        231,306
Accumulated net realized loss on investments................     (2,700,713)
Net unrealized depreciation of investments..................     (1,417,312)
                                                                -----------
    Net Assets..............................................    $61,440,450
                                                                ===========
Shares outstanding..........................................      2,098,749
                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................         $29.27
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $412)......       $560,859
  Interest..................................................         22,487
                                                                -----------
    Total investment income.................................        583,346
                                                                -----------
EXPENSES:
Investment advisory fees....................................        289,327
Reports to shareholders.....................................         12,916
Trustees' fees and expenses.................................         11,454
Custodian fees..............................................          9,597
Audit and tax service fees..................................          5,152
Transfer agent fees.........................................          4,106
Insurance expense...........................................          1,732
Miscellaneous...............................................          1,576
                                                                -----------
    Total expenses..........................................        335,860
    Less: expense offset....................................           (102)
                                                                -----------
    Net expenses............................................        335,758
                                                                -----------
      Net investment income.................................        247,588
                                                                -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments..........................     (2,383,150)
  Net change in unrealized appreciation/depreciation of
    investments.............................................     (5,060,990)
                                                                -----------
    Net realized and unrealized loss on investments.........     (7,444,140)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................    $(7,196,552)
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2002       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 2001
                                                                -------------    -----------------
INVESTMENT OPERATIONS:
Net investment income.......................................    $    247,588       $    587,445
Net realized gain (loss) on investments.....................      (2,383,150)           313,723
Net change in unrealized appreciation/depreciation of
  investments...............................................      (5,060,990)        (7,080,831)
                                                                ------------       ------------
  Net decrease in net assets resulting from
    investment operations...................................      (7,196,552)        (6,179,663)
                                                                ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................        (593,718)          (594,370)
Net realized gains..........................................        (529,905)          (568,099)
                                                                ------------       ------------
  Total dividends and distributions to shareholders.........      (1,123,623)        (1,162,469)
                                                                ------------       ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................      10,313,100         37,134,297
Reinvestment of dividends and distributions.................       1,123,623          1,162,469
Cost of shares redeemed.....................................     (20,456,801)       (40,787,329)
                                                                ------------       ------------
  Net decrease in net assets from share transactions........      (9,020,078)        (2,490,563)
                                                                ------------       ------------
    Total decrease in net assets............................     (17,340,253)        (9,832,695)

NET ASSETS:
Beginning of period.........................................      78,780,703         88,613,398
                                                                ------------       ------------
End of period (including undistributed net investment income
  of $231,306 and $577,436, respectively)...................     $61,440,450        $78,780,703
                                                                ============       ============
SHARES ISSUED AND REDEEMED:
Issued......................................................         324,269          1,056,081
Issued in reinvestment of dividends and distributions.......          36,768             33,194
Redeemed....................................................        (641,191)        (1,165,482)
                                                                ------------       ------------
  Net decrease..............................................        (280,154)           (76,207)
                                                                ============       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                     SIX MONTHS
                                        ENDED                        YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2002      ----------------------------------------------------
                                     (UNAUDITED)         2001       2000       1999       1998       1997
                                    -------------      --------   --------   --------   --------   --------
Net asset value, beginning of
  period.........................       $33.12          $36.09     $37.56     $38.70     $36.52     $30.07
                                       -------         -------    -------    -------    -------    -------
INVESTMENT OPERATIONS:
Net investment income............         0.12            0.24       0.25       0.25       0.39       0.39
Net realized and unrealized gain
  (loss) on investments..........        (3.50)          (2.75)      2.39       0.62       3.84       7.34
                                       -------         -------    -------    -------    -------    -------
  Total income (loss) from
    investment operations........        (3.38)          (2.51)      2.64       0.87       4.23       7.73
                                       -------         -------    -------    -------    -------    -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income............        (0.25)          (0.24)     (0.30)     (0.36)     (0.39)     (0.28)
Net realized gains...............        (0.22)          (0.22)     (3.81)     (1.65)     (1.66)     (1.00)
                                       -------         -------    -------    -------    -------    -------
  Total dividends and
    distributions to
    shareholders.................        (0.47)          (0.46)     (4.11)     (2.01)     (2.05)     (1.28)
                                       -------         -------    -------    -------    -------    -------
Net asset value, end of period...       $29.27          $33.12     $36.09     $37.56     $38.70     $36.52
                                       =======         =======    =======    =======    =======    =======

TOTAL RETURN (1).................        (10.3)%          (7.0)%      9.9%       2.5%      11.9%      26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)........................      $61,440         $78,781    $88,613    $70,512    $48,711    $28,820
Ratio of expenses to average net
  assets (2).....................         0.93%(3)        0.93%      0.95%      0.91%      0.94%      0.99%
Ratio of net investment income to
  average net assets.............         0.68%(3)        0.68%      0.78%      0.86%      1.36%      1.25%
Portfolio Turnover...............            9%             22%        58%        84%        29%        32%

------------------------

(1)                     Assumes reinvestment of all dividends and distributions.
                        Total return for a period of less than one year is not annualized.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See (1)(G) in Notes to Financial
                        Statements).
(3)                     Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

For federal income tax purposes the cost of securities owned at June 30, 2002 was substantially the same as for financial reporting purposes. Accordingly, net unrealized depreciation of investments of $1,417,312 was composed of gross appreciation of $7,026,671 for those investments having an excess of value over cost and gross depreciation of $8,443,983 for those investments having an excess of cost over value.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2002, the Portfolio's payable in connection with the Plan was $19,608, of which $4,042 was accrued during the six months ended June 30, 2002.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the six months ended June 30, 2002, purchases and sales of investment securities, other than short-term securities, aggregated $6,240,203 and $13,212,289, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                     Chairman, President & Trustee
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcom Bishopp                                       Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael B. Zuckerman                                 Secretary

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                            GLOBAL EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                            2002 SEMI-ANNUAL REPORT

Accounting scandals and corporate governance issues originating in the U.S. weighed heavily on stock markets worldwide during the first half of 2002. The Global Equity Portfolio (the "Portfolio") weathered the storm reasonably well, returning (7.0)% versus (8.8)% for its benchmark index, the Morgan Stanley Capital International World Index (the "World Index") with dividends reinvested in U.S. dollars.

The Portfolio invests in companies around the world that are priced below the investment adviser's estimate of its intrinsic value. The Portfolio remains focused on preserving capital and generating excellent results. Although global markets have performed poorly for more than a year, we are optimistic about their potential and believe that diversification across global markets is an effective long-term investment strategy.

In addition to outperforming the World Index during the six months ended
June 30, 2002, the Portfolio has outperformed over longer periods as well. The Portfolio returned (12.8)% during the 12 months ended June 30, 2002 versus (15.1)% for the World Index. For the three years ended June 30, 2002, the Portfolio's average annual total return of (2.2)% compared with (8.8)% for the World Index. For the five years ended June 30, 2002, the Portfolio provided an average annual total return of 3.8% versus 0.5% for the World Index. From its inception on March 1, 1995 through June 30, 2002, the Portfolio generated an average annual return of 8.9%, exceeding the 6.8% average annual return of the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

During the first half of 2002, the Portfolio's industrial and consumer staple stocks performed well, generating positive returns. In addition, the Portfolio benefited from having only limited holdings of information technology stocks, one of the market's worst-performing sectors in the period. Tech holdings represented just under 3% of the Portfolio's equity investments, compared with a weighting of approximately 8% in the World Index. During the six-month period, the Portfolio's telecommunications stocks did not perform well.

The stocks that contributed most positively to the Portfolio's performance during the first half of the year include Pernod Ricard, a global wine and spirits company based in France, which rose 29%. The Portfolio began accumulating this stock in 2001 and the position was increased during 2002, making it the largest investment outside North America. The company has restructured into a pure wine and spirits business and has acquired brands, enabling it to push more products through its distribution system and reduce costs. Other top contributors included ITT Industries (diversified manufacturing), Wells Fargo (banking) and M&T Bank in the U.S.; Smiths Group (diversified engineering and manufacturing company) in the U.K.; and Novartis (pharmaceuticals) in Switzerland. Smiths Group was sold as the Portfolio took profits as it reached our price target. ITT was reduced as the price advanced. This stock rose 40% during the first half of the year. Tokyo Gas (utility) in Japan was the Portfolio's top performer in Asia.

The five stocks that detracted most from performance during the six months ended June 30, 2002 were: WorldCom (telecommunications), El Paso Corp. (natural gas), Bristol-Myers Squibb (pharmaceuticals) and GM Hughes (satellite TV), all in the U.S., and Vodafone (telecommunications services) in the U.K. The Portfolio's position in GM Hughes has been increased, approximately doubling in size. We see a significant growth opportunity for the company as satellite TV continues to take market share in the U.S. from cable. WorldCom revealed in June that it had engaged in accounting fraud, this position was subsequently sold.

At June 30, 2002, net assets were invested 51.3% in non-U.S. stocks, 45.8% in U.S. stocks and 4.6% in short-term investments. Among non-U.S. investments, the largest country positions were in the U.K., representing 11.0% of the Portfolio's net assets; France, 7.2%; Japan, 6.4%; Canada, 6.4%; and Switzerland, 5.3%.

During the second quarter of 2002, investments in the U.S. were reduced and non-U.S. holdings were increased. The largest new position during the quarter was Deutsche Boerse (Germany), which develops and operates cash and derivatives exchanges. Among global stock exchanges, it is a leader in product innovation and cross-border alliances, which will enable the company to channel increased flows onto its exchanges, a development that we believe will be positive for margins and earnings going forward. Schindler Group, the world's largest escalator manufacturer and second largest elevator manufacturer, based in Switzerland was also purchased. This company generates healthy levels of cash flow, is not capital intensive and has one of the highest returns on invested capital in the engineering sector.

Other purchases included Embresa Brasileira de Aeronautica (regional, corporate and military jet aircrafts) in Brazil; Goodman Fielder (food products distributed worldwide to independent food markets, hotels and restaurants) in Australia; Inco (nickel producer) in Canada; and banking firms BNP Paribas in France, Danske Bank in Denmark and National Bank of Canada.

Sales during the period included: Technip (oil and gas engineering, technologies and services) in France following an unexpected profit warning by management; ASML (semiconductor equipment) in the Netherlands in the belief that the downturn in semiconductor spending will continue longer than originally anticipated; and Deutsche Telekom (telecommunications) in Germany because the company is dependent on strong capital markets to complete asset sales and pay down debt. In the U.S., Clear Channel Communications (radio broadcasting) was sold due to concerns regarding the near-term outlook for radio advertising.

The Portfolio's five largest non-U.S. equity holdings at June 30, 2002 were:
Alcan, a Canadian aluminum producer, representing 3.2% of the Portfolio's net assets; Pernod Ricard, a French spirits company, 2.8% of net assets; Tokyo Gas, a Japanese utility, 2.0% of net assets; Credit Suisse, a global financial services company with headquarters in Switzerland, 1.8% of net assets; and Kingfisher, a U.K.-based do-it-yourself home products and electrical appliance retailer, 1.7% of net assets.

At June 30, 2002, the Portfolio's five largest U.S. equity holdings were:
Freddie Mac, which originates and securitizes home mortgages, representing 6.3% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 4.6% of net assets; Boeing, the world's largest manufacturer of commercial jetliners and military aircrafts, 3.6% of net assets; McDonald's, the global fast-food company, 3.3% of net assets; and M&T Bank, a bank holding company with operations in New York, Pennsylvania, Maryland and West Virginia, 2.9% of net assets.

Major industry positions at June 30, 2002 were financial services, representing 18.4% of the Portfolio's net assets; banking, 10.1% of net assets; oil and gas, 8.1% of net assets; telecommunications, 7.2% of net assets; and retail, 6.4% of net assets.

We believe our philosophy of owning high-quality businesses at discounts to their intrinsic value will continue to generate favorable performance relative to our benchmark over time.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

       SHARES                                                   VALUE
       ------                                                -----------
                         COMMON STOCK -- 92.1%
                         AUSTRALIA -- 1.0%
                         BANKING -- 0.4%
         6,300           National Australia Bank Ltd. ...    $   125,571
                                                             -----------

                         FOOD & BEVERAGE -- 0.6%
       175,200           Goodman Fielder Ltd. ...........        164,740
                                                             -----------
                          Total Australia ...............        290,311
                                                             -----------

                         BRAZIL -- 0.9%
                         AEROSPACE -- 0.9%
        11,900           Empresa Brasileira de
                           Aeronautica SA ...............        254,660
                                                             -----------

                         PAPER PRODUCTS -- 0.0%
       210,000           Empresa Nacional de Comercio
                           Redito E Participacoes SA*
                           + ............................            245
                                                             -----------
                          Total Brazil ..................        254,905
                                                             -----------

                         CANADA -- 6.4%
                         BANKING -- 1.0%
        14,000           National Bank of Canada ........        279,318
                                                             -----------
                         ENERGY -- 0.5%
         8,200           Suncor Energy, Inc. ............        143,623
                                                             -----------
                         MINING -- 3.8%
        24,100           Alcan, Inc. ....................        904,232
         6,400           Inco Ltd.* .....................        143,913
                                                             -----------
                                                               1,048,145
                                                             -----------

                         TRANSPORTATION -- 1.1%
         5,900           Canadian National Railway
                           Co. ..........................        310,948
            17           CP Holders .....................            760
                                                             -----------
                                                                 311,708
                                                             -----------
                          Total Canada ..................      1,782,794
                                                             -----------
                         DENMARK -- 0.9%
                         FINANCIAL SERVICES -- 0.9%
        14,300           Danske Bank A/S* ...............        262,848
                                                             -----------

                         FINLAND -- 1.0%
                         TELECOMMUNICATIONS -- 1.0%
        19,900           Nokia Oyj ......................        288,152
                                                             -----------

                         FRANCE -- 7.2%
                         AUTOMOTIVE -- 1.1%
         6,100           PSA Peugeot Citroen* ...........        315,987
                                                             -----------
    SHARES                                                   VALUE
    ------                                                   -----------
                         FRANCE (CONCLUDED)
                         BANKING -- 1.1%
         5,700           BNP Paribus SA .................    $   314,651
                                                             -----------

                         CONGLOMERATES -- 0.6%
         3,100           LVMH Moet Hennessy Louis Vuitton
                           SA *. ........................        155,847
                                                             -----------

                         FOOD & BEVERAGE -- 2.8%
         8,000           Pernod-Ricard SA ...............        782,291
                                                             -----------

                         HEALTH & MEDICAL PRODUCTS -- 0.8%
         5,700           Essilor International SA .......        231,325
                                                             -----------

                         OIL & GAS -- 0.8%
         1,300           TotalFinaElf SA ................        210,675
                                                             -----------
                          Total France ..................      2,010,776
                                                             -----------
                         GERMANY -- 2.9%
                         AIRLINES -- 0.2%
         4,600           Deutsche Lufthansa AG* .........         65,296
                                                             -----------

                         AUTOMOTIVE -- 1.3%
         8,600           Bayerische Motoren Werke AG* ...        348,508
                                                             -----------

                         FINANCIAL SERVICES -- 1.4%
         8,992           Deutsche Boerse AG .............        382,033
                                                             -----------
                          Total Germany .................        795,837
                                                             -----------

                         GREECE -- 0.9%
                         TELECOMMUNICATIONS -- 0.9%
        35,700           Panafon Hellenic SA GDR* .......        182,070
        12,200           Vodafone Panafon S.A. ..........         61,574
                                                             -----------
                                                                 243,644
                                                             -----------

                         HONG KONG -- 1.0%
                         ELECTRONICS -- 1.0%
        75,600           HongKong Electric Holdings
                           Ltd. .........................        282,540
                                                             -----------

                         ISRAEL -- 1.0%
                         DRUGS & MEDICAL PRODUCTS -- 1.0%
         4,300           Teva Pharmaceutical Industries
                           Ltd. ADR .....................        287,154
                                                             -----------

                         JAPAN -- 6.4%
                         AUTOMOTIVE -- 0.7%
        28,400           Nissan Motor Co., Ltd. .........        196,655
                                                             -----------

                         CONSUMER PRODUCTS -- 1.4%
        16,800           Kao Corp. ......................        386,835
                                                             -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONTINUED)

    SHARES                                                   VALUE
    ------                                                   -----------
                         COMMON STOCK (CONTINUED)
                         JAPAN (CONCLUDED)
                         DRUGS & MEDICAL PRODUCTS -- 0.6%
        12,800           TERUMO Corp. ...................    $   171,072
                                                             -----------
                         OIL & GAS -- 2.0%
       198,700           Tokyo Gas Co., Ltd .............        552,013
                                                             -----------
                         TELECOMMUNICATIONS -- 0.9%
            62           Nippon Telegraph &
                           Telephone Corp. ..............        255,004
                                                             -----------
                         TRANSPORTATION -- 0.8%
        13,200           Yamato Transportation Co.,
                           Ltd ..........................        240,621
                                                             -----------
                          Total Japan ...................      1,802,200
                                                             -----------

                         SINGAPORE -- 2.2%
                         FINANCIAL SERVICES -- 1.0%
        40,300           DBS Group Holdings Ltd. ........        282,927
                                                             -----------
                         PRINTING/PUBLISHING -- 1.2%
        30,600           Singapore Press Holdings
                           Ltd. .........................        344,764
                                                             -----------
                          Total Singapore ...............        627,691
                                                             -----------

                         SPAIN -- 0.9%
                         LEISURE -- 0.9%
        38,500           Amadeus Global Travel
                           Distribution SA ..............        245,925
                                                             -----------
                         SWEDEN -- 2.3%
                         BANKING -- 0.1%
         3,523           Skandinaviska Enskilda
                           Banken AB ....................         36,904
                                                             -----------
                         FINANCIAL SERVICES -- 0.9%
        44,676           Nordea AB ......................        242,703
                                                             -----------

                         MANUFACTURING -- 1.3%
        14,400           SKF AB .........................        372,024
                                                             -----------
                          Total Sweden ..................        651,631
                                                             -----------
                         SWITZERLAND -- 5.3%
                         DRUGS & MEDICAL PRODUCTS -- 1.3%
         8,140           Novartis AG* ...................        357,199
                                                             -----------

                         FINANCIAL SERVICES -- 1.8%
        15,800           Credit Suisse Group ............        500,536
                                                             -----------
                         INDUSTRIAL MANUFACTURING -- 0.8%
         1,160           Schindler Holding AG ...........        209,990
                                                             -----------
    SHARES                                                   VALUE
    ------                                                   -----------
                         SWITZERLAND (CONCLUDED)
                         INSURANCE -- 1.4%
         4,100           Swiss Re .......................    $   399,966
                                                             -----------
                          Total Switzerland .............      1,467,691
                                                             -----------
                         UNITED KINGDOM -- 11.0%
                         CHEMICALS -- 1.2%
        21,200           BOC Group plc ..................        329,367
                                                             -----------

                         DRUGS & MEDICAL PRODUCTS -- 0.8%
        10,900           GlaxoSmithKline plc ............        235,653
                                                             -----------

                         FINANCIAL SERVICES -- 1.0%
        27,337           Lloyds TSB Group plc ...........        272,166
                                                             -----------

                         FOOD & BEVERAGE -- 1.3%
        50,300           Cadbury Schweppes plc* .........        376,931
                                                             -----------

                         MEDIA -- 0.4%
        20,200           Reuters Group plc* .............        107,177
                                                             -----------

                         MINING -- 1.0%
        15,300           Rio Tinto plc ..................        280,626
                                                             -----------

                         RETAIL -- 3.9%
        24,400           Boots Co. plc ..................        241,996
        40,200           GUS plc ........................        369,278
        99,772           Kingfisher plc .................        481,071
                                                             -----------
                                                               1,092,345
                                                             -----------

                         TELECOMMUNICATIONS -- 1.4%
       280,200           Vodafone Group plc .............        384,486
                                                             -----------
                          Total United Kingdom ..........      3,078,751
                                                             -----------

                         UNITED STATES -- 45.8%
                         AEROSPACE/DEFENSE -- 3.6%
        22,500           Boeing Co. .....................      1,012,500
                                                             -----------

                         BANKING -- 7.5%
         9,500           M&T Bank Corp. .................        814,720
        25,800           Wells Fargo & Co. ..............      1,291,548
                                                             -----------
                                                               2,106,268
                                                             -----------

                         COMPUTER SOFTWARE -- 1.4%
        17,900           Computer Associates
                           International, Inc. ..........        284,431
         1,800           Microsoft Corp.* ...............         98,460
                                                             -----------
                                                                 382,891
                                                             -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

    SHARES                                                   VALUE
    ------                                                   -----------
                         COMMON STOCK (CONCLUDED)
                         UNITED STATES (CONCLUDED)
                         DRUGS & MEDICAL PRODUCTS -- 1.8%
         2,100           Bristol-Myers Squibb Co. .......    $    53,970
         3,700           Pharmacia Corp. ................        138,565
         6,050           Wyeth ..........................        309,760
                                                             -----------
                                                                 502,295
                                                             -----------
                         ENERGY -- 1.1%
         3,600           Exelon Corp. ...................        188,280
         5,500           NiSource Inc. ..................        120,065
                                                             -----------
                                                                 308,345
                                                             -----------

                         FINANCIAL SERVICES -- 11.4%
        14,033           Citigroup Inc. .................        543,779
         7,500           Fannie Mae .....................        553,125
        28,800           Freddie Mac ....................      1,762,560
         3,300           Household
                           International, Inc. ..........        164,010
         4,800           John Hancock Financial
                           Services, Inc ................        168,960
                                                             -----------
                                                               3,192,434
                                                             -----------
                         FOOD SERVICES -- 3.3%
        32,400           McDonald's Corp ................        921,780
                                                             -----------

                         INSURANCE -- 2.1%
        17,800           Travelers Property
                           Casualty Corp.* ..............        315,060
        10,400           UnumProvident Corp. ............        264,680
                                                             -----------
                                                                 579,740
                                                             -----------

                         MANUFACTURING -- 2.5%
         9,800           Alcoa Inc. .....................        324,870
         5,300           ITT Industries, Inc. ...........        374,180
                                                             -----------
                                                                 699,050
                                                             -----------

                         NETWORKING -- 0.3%
        11,800           EMC Corp.* .....................         89,090
                                                             -----------

                         OIL & GAS -- 5.3%
         7,700           ChevronTexaco Corp. ............        681,450
         5,900           El Paso Corp. ..................        121,599
    SHARES                                                   VALUE
    ------                                                   -----------
         2,900           Kerr-McGee Corp. ...............        155,295
         9,180           Phillips Petroleum Co. .........        540,518
                                                             -----------
                                                               1,498,862
                                                             -----------
                         RETAIL -- 2.5%
         7,900           CVS Corp. ......................    $   241,740
         6,000           Dollar General Corp. ...........        114,180
        17,100           Kroger Co.* ....................        340,290
                                                             -----------
                                                                 696,210
                                                             -----------

                         TELECOMMUNICATIONS -- 3.0%
        39,600           General Motors Corp.
                           Class H* .....................        411,840
         7,200           SBC Communications Inc. ........        219,600
        19,600           Sprint Corp. (FON Group) .......        207,956
        94,500           WorldCom, Inc. -- WorldCom
                           Group* .......................          8,505
                                                             -----------
                                                                 847,901
                                                             -----------
                          Total United States ...........     12,837,366
                                                             -----------
                             Total Common Stock
                               (cost-$28,837,340) .......     27,210,216
                                                             -----------

      PRINCIPAL
       AMOUNT
        (000)
      ---------
                         SHORT-TERM INVESTMENTS -- 4.6%
                         U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.6%
       $1,278            Student Loan Marketing
                           Association, 1.87%, 7/1/02
                           (cost-$1,278,000) ...........      1,278,000
                                                            -----------

                         Total Investments
                           (cost-$30,115,340)..  101.7%     28,488,216
                         Liabilities in excess
                           of other assets ....   (1.7)       (482,300)
                                                 -----     -----------
                         Net Assets ...........  100.0%    $28,005,916
                                                 =====     ===========

------------------------------

*                       Non-income producing security
+                       Preferred stock
ADR-American Depositary Receipt
GDR--Global Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$30,115,340)..........  $28,488,216
Cash (including foreign currency of $21,324 with
  cost of $21,192)................................      21,685
Receivable for investments sold...................     246,676
Dividends and tax reclaims receivable.............      40,525
Receivable for shares of beneficial interest
  sold............................................       1,831
Prepaid expenses..................................       1,676
                                                    ----------
  Total Assets....................................  28,800,609
                                                    ----------

LIABILITIES:
Investment advisory fee payable...................      18,679
Payable for shares of beneficial interest
  redeemed........................................     538,142
Payable for investments purchased.................     175,759
Accrued expenses..................................      62,113
                                                    ----------
  Total Liabilities...............................     794,693
                                                    ----------
    Net Assets....................................  $28,005,916
                                                    ==========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $   23,133
Paid-in-capital in excess of par..................  32,228,507
Undistributed net investment income...............      89,882
Accumulated net realized loss on investments......  (2,710,013)
Net unrealized depreciation of investments and
  foreign currency transactions...................  (1,625,593)
                                                    ----------
    Net Assets....................................  $28,005,916
                                                    ==========
Shares outstanding................................   2,313,340
                                                    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................      $12.11
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of
  $20,085)........................................  $  278,997
Interest..........................................       7,331
                                                    ----------
    Total investment income.......................     286,328
                                                    ----------
EXPENSES:
Investment advisory fees..........................     119,843
Custodian fees....................................      32,257
Reports to shareholders...........................       8,098
Audit and tax service fees........................       4,884
Trustees' fees and expenses.......................       4,386
Transfer agent fees...............................       2,776
Insurance expense.................................       1,009
Miscellaneous.....................................         690
                                                    ----------
    Total expenses................................     173,943
    Less: expense offset..........................         (67)
                                                    ----------
    Net expenses..................................     173,876
                                                    ----------
    Net investment income.........................     112,452
                                                    ----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments..................    (539,522)
Net realized loss on foreign currency
  transactions....................................      (3,920)
Net change in unrealized appreciation/depreciation
  of investments and other assets and liabilities
  denominated in foreign currency.................  (1,716,019)
                                                    ----------
    Net realized and unrealized loss on
      investments and foreign currency
      transactions................................  (2,259,461)
                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $(2,147,009)
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                           SIX MONTHS
                                              ENDED
                                          JUNE 30, 2002       YEAR ENDED
                                           (UNAUDITED)    DECEMBER 31, 2001
                                          -------------  --------------------
INVESTMENT OPERATIONS:
Net investment income...................   $   112,452       $   210,874
Net realized loss on investments and
  foreign currency transactions.........      (543,442)       (1,861,064)
Net change in unrealized
  appreciation/depreciation of
  investments and other assets and
  liabilities denominated in foreign
  currency..............................    (1,716,019)       (3,897,115)
                                           -----------       -----------
    Net decrease in net assets resulting
      from investment operations........    (2,147,009)       (5,547,305)
                                           -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................      (140,120)        --
Net realized gains......................       --               (421,348)
                                           -----------       -----------
    Total dividends and distributions to
      shareholders......................      (140,120)         (421,348)
                                           -----------       -----------
SHARE TRANSACTIONS:
Net proceeds from the sales of shares...     3,725,026        21,632,531
Reinvestment of dividends and
  distributions.........................       140,120           421,348
Cost of shares redeemed.................    (4,860,984)      (26,095,350)
                                           -----------       -----------
    Net decrease in net assets from
      share transactions................      (995,838)       (4,041,471)
                                           -----------       -----------
      Total decrease in net assets......    (3,282,967)      (10,010,124)

NET ASSETS:
Beginning of period.....................    31,288,883        41,299,007
                                           -----------       -----------
End of period (includes undistributed
  net investment income of $89,882 and
  $117,550, respectively)...............   $28,005,916       $31,288,883
                                           ===========       ===========
SHARES ISSUED AND REDEEMED:
Issued..................................       292,766         1,568,400
Issued in reinvestment of dividends and
  distributions.........................        11,384            29,362
Redeemed................................      (381,635)       (1,895,524)
                                           -----------       -----------
  Net decrease..........................       (77,485)         (297,762)
                                           ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                            SIX MONTHS
                               ENDED                     YEAR ENDED DECEMBER 31,
                           JUNE 30, 2002  -----------------------------------------------------
                            (UNAUDITED)     2001       2000       1999       1998       1997
                           -------------  ---------  ---------  ---------  ---------  ---------
Net asset value,
  beginning of period....      $13.09       $15.36     $16.56     $15.43     $14.32     $13.23
                              -------      -------    -------    -------    -------    -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income....        0.05         0.08       0.18       0.31       0.12       0.06
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........       (0.97)       (2.19)      0.50       3.78       1.78       1.79
                              -------      -------    -------    -------    -------    -------
      Total income (loss)
        from investment
        operations.......       (0.92)       (2.11)      0.68       4.09       1.90       1.85
                              -------      -------    -------    -------    -------    -------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment
  income.................       (0.06)          --      (0.14))    (0.26)     (0.18)     (0.04)
In excess of net
  investment income......          --           --         --         --         --      (0.03)
From net realized
  gains..................          --        (0.16)     (1.74)     (2.70)     (0.61)     (0.69)
                              -------      -------    -------    -------    -------    -------
      Total dividends and
        distributions
        to
        shareholders.....       (0.06)       (0.16)     (1.88)     (2.96)     (0.79)     (0.76)
                              -------      -------    -------    -------    -------    -------
Net asset value, end of
  period.................      $12.11       $13.09     $15.36     $16.56     $15.43     $14.32
                              =======      =======    =======    =======    =======    =======

TOTAL RETURN (1).........        (7.0)%      (13.8)%      4.7%      26.5%      13.3%      14.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)................     $28,006      $31,289    $41,299    $43,412    $34,777    $25,874
Ratio of expenses to
  average net assets
  (2)....................        1.16%(4)     1.20%      1.14%      1.10%      1.13%      1.19%(3)
Ratio of net investment
  income to average net
  assets.................        0.75%(4)     0.59%      1.07%      0.48%      0.79%      0.45%(3)
Portfolio Turnover.......          31%          77%       110%        83%        55%        53%

------------------------

(1) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)  Inclusive of expenses offset by earnings credits from custodian bank (See
     (1)(H) in Notes to Financial Statements).
(3) During the fiscal year ended December 31, 1997, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.20% and 0.44%, respectively.
(4)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio and the Target Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

For federal income tax purposes, the cost of securities owned at June 30, 2002 was substantially the same as for financial reporting purposes. Accordingly, net unrealized depreciation of investments of $1,627,124 was composed of gross appreciation of $2,262,882 for those investments having an excess of value over cost and gross depreciation of $3,890,006 for those investments having an excess of cost over value.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2002, the Portfolio's payable in connection with the Plan was $10,787, of which $1,607 was accrued during the six months ended June 30, 2002.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.25% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the six months ended June 30, 2002, purchases and sales of investment securities, other than short-term securities, aggregated $9,272,599 and $10,547,713, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcolm Bishopp                                     Executive Vice President
Brian S. Shlissel                                   Executive Vice President & Treasurer
Steven Calabria                                     Vice President
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
Vikki Y. Hanges                                     Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
Jeffrey D. Parker                                   Vice President and Portfolio Manager
Michael B. Zuckerman                                Secretary

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                                              MANAGED BY

                                                  [LOGO]

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                                   MANAGED BY
                                     [LOGO]

                            2002 SEMI-ANNUAL REPORT

The Managed Portfolio (the "Portfolio") outperformed its benchmark during the first half of 2002 in a sharply lower stock market. The Portfolio's return of (7.9)% compared to (13.2)% for the benchmark, Standard & Poor's 500 Index ("S&P 500") with dividends included. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

The Portfolio invests in stocks, bonds and cash equivalents, seeking to control risk and generate superior long-term results. The Portfolio defensive posture served as protection from the market's downturn. Net assets were allocated 70.7% to common stock, 22.3% to fixed income securities and 12.4% to short-term investments at June 30, 2002. The Portfolio benefited as well from the philosophy of owning undervalued companies that have demonstrated an ability to generate high returns and create shareholder value over several business cycles.

The Portfolio has owned Freddie Mac (mortgage securitization), the Portfolio's largest position, for more than a decade. This company has increased its earnings per share each year during this period, generating compound annual earnings growth in excess of 15%, while maintaining low risk exposure. The company is poised for another record year in 2002. The stock held up better than the market during the first half of the year, returning (5.8)%, and has approximately tripled in price over the past six years. We believe the company's excellent business results will continue to drive favorable long-term performance. Wells Fargo (banking), the Portfolio's second largest position is another holding of long-standing. The company maintains well-above-average loan loss reserves and has a broad product set and array of sales channels which have allowed it to grow revenues at more than twice the banking industry average. The stock returned 16.4% during the six months ended June 30, 2002.

While our philosophy cannot immunize the Portfolio against a bear market, we believe it provides a measure of protection against large losses and offers opportunities for excellent gains in favorable markets. During the twelve months ended June 30, 2002, the Portfolio returned (12.7)% versus (18.0)% for the S&P
500. For the three years ended June 30, 2002, the Portfolio provided an average annual total return of (2.0)% compared to (9.2)% for the S&P 500. For the five years ended June 30, 2002, the Portfolio's average annual total return of 3.0% compared with 3.6% for the S&P 500. For the 10 years ended June 30, 2002, the Portfolio generated an average annual total return of 11.6%* versus 11.4% for the S&P 500. The Portfolio's average annual total return from its inception on August 1, 1988 through June 30, 2002 was 14.0%*, exceeding the 12.3% annual return of the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The top five contributors to performance during the first half of 2002 were:
Wells Fargo (banking), ITT Industries (diversified manufacturing), Boeing (aircraft and aerospace), M&T Bank (banking) and McDonald's (fast food). The Portfolio's position in ITT was reduced as we took some profits since stock had appreciated 60% during the past year, the Boeing position was increased.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE MANAGED PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $682,601,380 IN THE OLD TRUST AND $51,345,102 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE MANAGED PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE MANAGED PORTFOLIO OF THE OLD TRUST.

WorldCom (telecommunications services) was the biggest detractor to performance during the six-month period. The stock declined throughout the half, and in June the company revealed it had engaged in accounting fraud. The position was subsequently sold. Other detractors to performance included El Paso Corp. (natural gas), Citigroup (financial services), GM Hughes (satellite TV) and Bristol-Myers Squibb (pharmaceuticals). Late in the second quarter of 2002, as the price of GM Hughes fell, the position was increased. We see a significant growth opportunity for the company as satellite TV continues to take market share from cable.

During the six-month period, Travelers Property Casualty (insurance) was purchased in its initial public offering and new positions were established in Computer Associates (software), UnumProvident (insurance) and Pharmacia (pharmaceuticals). Sales included Cisco Systems (Internet equipment), Transocean (offshore oil and gas drilling) and Clear Channel Communications (radio broadcasting).

The Portfolio's five largest equity positions at June 30, 2002 were Freddie Mac, which originates and securitizes home mortgages, representing 9.3% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 7.0% of net assets; McDonald's, the global fast-food company, 5.3% of net assets; Boeing, the world's largest manufacturer of commercial jetliners and military aircrafts, 4.8% of net assets; and M&T Bank, a bank holding company with operations in New York, Pennsylvania, Maryland and West Virginia, 4.3% of net assets.

Major industry positions included: financial services, representing 16.4% of the Portfolio's net assets; banking, 11.3% of net assets; oil and gas, 7.6% of net assets; metals and mining, 5.9% of net assets; and food services, 5.3% of net assets.

Despite some glaring examples of abuse, we believe U.S. corporate accounting practices remain vigorous overall and that most companies are fully compliant. Boards of directors, having witnessed abusers become exposed, are likely to be more vigilant going forward. We believe the recent difficult period for the stock market will ease, allowing the share prices of well-managed, undervalued U.S. companies to appreciate. The Portfolio's cash position (short-term investments) provides a hedge against market volatility and is a resource to purchase stocks when they become available at attractive prices.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)


 SHARES                                       VALUE
 ------                                    ------------
            LONG-TERM INVESTMENTS--93.0%
            COMMON STOCK--70.7%
            AEROSPACE/DEFENSE -- 4.8%
  533,700   Boeing Co. ..................  $ 24,016,500
                                           ------------
            BANKING--11.3%
  250,700   M&T Bank Corp. ..............    21,500,032
  700,000   Wells Fargo & Co. ...........    35,042,000
                                           ------------
                                             56,542,032
                                           ------------
            COMPUTER SOFTWARE--1.9%
  448,400   Computer Associates
              International, Inc. .......     7,125,076
   45,000   Microsoft Corp. (a) .........     2,461,500
                                           ------------
                                              9,586,576
                                           ------------
            DRUGS & MEDICAL PRODUCTS--2.5%
   51,800   Bristol-Myers Squibb Co. ....     1,331,260
   92,900   Pharmacia Corp. .............     3,479,105
  147,700   Wyeth .......................     7,562,240
                                           ------------
                                             12,372,605
                                           ------------
            ELECTRONICS--0.1%
  336,243   Agere Systems, Inc. (a) .....       470,740
                                           ------------
            ENERGY--1.5%
   91,700   Exelon Corp. ................     4,795,910
  126,400   NiSource, Inc. ..............     2,759,312
                                           ------------
                                              7,555,222
                                           ------------
            FINANCIAL SERVICES--16.4%
  346,666   Citigroup, Inc ..............    13,433,308
  187,500   Fannie Mae ..................    13,828,125
  755,000   Freddie Mac .................    46,206,000
   85,700   Household
              International, Inc. .......     4,259,290
  111,500   John Hancock Financial
              Services, Inc. ............     3,924,800
                                           ------------
                                             81,651,523
                                           ------------
            FOOD SERVICES--5.3%
  926,600   McDonald's Corp. ............    26,361,770
                                           ------------
            INSURANCE--2.9%
  453,500   Travelers Property Casaulty
              Corp. (a) .................     8,026,950
  264,300   UnumProvident Corp. .........     6,726,435
                                           ------------
                                             14,753,385
                                           ------------
            MANUFACTURING--1.9%
  131,700   ITT Industries, Inc. ........     9,298,020
                                           ------------

 SHARES                                       VALUE
 ------                                    ------------
                     COMMON STOCK (CONCLUDED)
            METALS & MINING--5.9%
  566,600   Alcan, Inc. .................  $ 21,258,832
  242,000   Alcoa, Inc. .................     8,022,300
                                           ------------
                                             29,281,132
                                           ------------
            NETWORKING--0.4%
  279,529   EMC Corp. (a) ...............     2,110,444
                                           ------------
            OIL & GAS--7.6%
  191,653   ChevronTexaco Corp. .........    16,961,291
  143,200   El Paso Corp. ...............     2,951,352
   74,300   Kerr-McGee Corp. ............     3,978,765
  235,680   Phillips Petroleum Co. ......    13,876,838
                                           ------------
                                             37,768,246
                                           ------------
            REAL ESTATE--0.0%
        1   Security Capital Group Inc.,
              (Class A) (a) .............           759
                                           ------------
            RETAIL--3.7%
  241,900   CVS Corp. ...................     7,402,140
  153,100   Dollar General Corp. ........     2,913,493
  421,500   Kroger Co. (a) ..............     8,387,850
                                           ------------
                                             18,703,483
                                           ------------
            TELECOMMUNICATIONS -- 4.5%
1,026,300   General Motors Corp.
              Class H (a) ...............    10,673,520
  195,800   SBC Communications, Inc. ....     5,971,900
  524,400   Sprint Corp. (FON Group) ....     5,563,884
2,252,700   WorldCom, Inc.-WorldCom
              Group (a) .................       202,743
                                           ------------
                                             22,412,047
                                           ------------
              Total Common Stock
                (cost-$345,571,375) .....   352,884,484
                                           ------------

PRINCIPAL
 AMOUNT
  (000)
---------
            CORPORATE BONDS & NOTES--3.0%
            AIRLINES--0.5%
   $2,823   United Airlines, Inc.,
              8.03%, 7/01/11 (b) ........     2,464,299
                                           ------------
            AUTOMOTIVE--0.2%
    1,300   Daimler Chrysler NA Holdings,
              2.13%, 8/21/02 (b)(c) .....     1,296,567
                                           ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONTINUED)

PRINCIPAL
 AMOUNT
  (000)                                       VALUE
---------                                  ------------
            LONG-TERM INVESTMENTS (CONTINUED)
            CORPORATE BONDS & NOTES (CONCLUDED)
            FINANCING--1.0%
   $1,100   CIT Group, Inc.,
              7.75%, 4/2/12 (b) .........  $  1,096,920
      600   Finova Capital Corp.,
              7.50%, 11/15/09 (b) .......       192,000
    1,200   General Motors Acceptance
              Corp., 2.01%-2.72%,
              8/19/02-9/23/02 (b)(c) ....     1,192,817
      500   General Motors Acceptance
              Corp., 8.00%,
              11/1/31 (b) ...............       512,710
    1,000   HSBC Capital Funding Corp.,
              9.55%, 6/30/10 (c)(d) .....     1,176,330
      638   Pemex Finance Ltd.,
              5.72%, 11/15/03 (b) .......       650,040
                                           ------------
                                              4,820,817
                                           ------------
            MULTIMEDIA--0.2%
    1,000   The Walt Disney Company,
              7.00%, 3/1/32 (b) .........       985,010
                                           ------------
            OIL & GAS--0.3%
    1,800   Williams Cos., Inc.,
              8.75%, 3/15/32 (b)(d) .....     1,456,938
                                           ------------
            TELECOMMUNICATIONS--0.8%
      900   AT&T Corp.,
              8.00%, 11/15/31 (b)(d) ....       654,390
    1,300   British Telecom plc,
              3.18%, 9/16/02 (b)(c) .....     1,302,459
      400   France Telecom,
              9.00%, 9/1/02 (b)(c) ......       340,012
    3,000   Sprint Capital Corp.,
              FON Group,
              6.875%, 11/15/28 (b) ......     1,952,850
                                           ------------
                                              4,249,711
                                           ------------
              Total Corporates Bonds &
                Notes
                (cost-$17,198,477) ......    15,273,342
                                           ------------
            MORTGAGE-RELATED SECURITIES--1.6%
      410   Aurora Loan Services,
              2.54%, 7/25/02 (b)(c) .....       411,587
      800   Bank of America Mortgage Securities,
            7.00%, 3/25/31 (b) ..........       819,000
      424   Bear Stearns ARM Trust,
              7.46%, 12/25/30 (b) .......       427,955
      377   Countrywide Alternative Loan Trust,
            8.00%, 7/25/30 (b) ..........       379,872
                     MORTGAGE-RELATED
                       SECURITIES (CONCLUDED)
   $1,505   CS First Boston Mortgage
              Securities Corp.,
              6.15%, 12/25/31 (b) .......  $  1,510,059
PRINCIPAL
 AMOUNT
  (000)                                       VALUE
---------                                  ------------
    2,600   Washington Mutual Corp.
              6.40%, 10/19/39 (b) .......     2,694,401
    1,676   Wells Fargo Mortgage-Backed
              Securities Trust,
              6.19% 1/25/32 (b) .........     1,675,742
                                           ------------
              Total Mortgage-Related
                Securities
                (cost-$7,851,942) .......     7,918,616
                                           ------------
            SOVEREIGN DEBT OBLIGATIONS--3.2%
   12,900   Bundesrepublic Deutschland,
              5.25%, 7/4/10 (e) .........    13,002,619
    1,500   Federal Republic of Brazil,
              11.00%-12.25%,
              1/11/12-3/6/30 (b) ........       911,500
      100   Republic of Panama,
              8.25%, 4/22/08 (b) ........        95,000
      200   Republic of South Africa,
              7.375%-9.125%,
              5/19/09-4/12/12 (b) .......       211,709
    1,900   United Mexican States,
              8.375%, 1/14/11 (b) .......     1,978,483
                                           ------------
              Total Sovereign Debt
                Obligations
                (cost-$15,483,331) ......    16,199,311
                                           ------------
            U.S. GOVERNMENT AGENCY
              SECURITIES--13.4%
    5,393   Fannie Mae,
              4.31%-6.62%,
              7/1/02 (b)(c) .............     5,509,097
    6,000   Fannie Mae, 6.00%,
              7/31/17 (e) ...............     6,118,140
   22,204   Fannie Mae, 6.00%-6.50%,
              9/1/05-5/1/17 (b) .........    22,751,961
      815   Freddie Mac, 2.29%-7.82%,
              7/1/02-7/15/02 (b)(c) .....       823,432
    7,700   Freddie Mac, 6.875%,
              1/15/05 ...................     8,349,110
    8,000   Freddie Mac, 6.875%,
              1/15/05 (e) ...............     8,674,400
    7,945   Government National Mortgage
              Association, 2.34%-6.00%,
              7/20/02 (b)(c) ............     8,075,855
    4,274   Government National Mortgage
              Association, 6.00%-6.50%,
              2/15/29-9/15/31 (b) .......     4,301,202
    2,000   Government National Mortgage
              Association, 6.00-6.50%,
              7/31/32 (e) ...............     2,015,625
      194   Small Business Investment
              Companies, 7.45%,
              8/1/10 (b) ................       210,387
                                           ------------
              Total U.S. Government
                Agency Securities
                (cost-$65,989,447) ......    66,829,209
                                           ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

PRINCIPAL
 AMOUNT
  (000)                                       VALUE
---------                                  ------------
            LONG-TERM
              INVESTMENTS (CONCLUDED)

            U.S. TREASURY NOTES & BONDS--1.1%
     $433   3.875%-4.25%,
              1/15/09-1/15/10 (b)(f) ....  $    464,513
    4,100   6.25%-7.50%,
              11/15/16-8/15/23 (b) ......     4,841,690
                                           ------------
              Total U.S. Treasury
                Securities
                (cost-$5,175,996) .......     5,306,203
                                           ------------
              Total Long-Term Investments
                (cost-$457,270,568) .....   464,411,165
                                           ------------
            SHORT-TERM INVESTMENTS--12.4%
            COMMERCIAL PAPER--3.9%
            BANKING--3.0%
   15,000   Canadian Imperial
              Holding, Inc.,
              1.745% 7/10/02 ............    14,993,456
                                           ------------

            FINANCING--0.9%
    1,000   Eksportfinans AS,
              1.76%, 8/28/02 (b) ........       997,164
    3,300   UBS Finance, Inc.,
              1.77%,
              8/19/02-8/29/02 (b) .......     3,291,067
                                           ------------
                                              4,288,231
                                           ------------
              Total Commercial Paper
                (cost-$19,281,687) ......    19,281,687
                                           ------------
            CORPORATE NOTES--1.0%
            FINANCING--0.6%
      800   CIT Group, Inc.,
              2.46%, 7/8/02 (b)(c) ......       784,648
    3,500   General Motors Acceptance
              Corp.,
              2.40%-6.75%,
              8/16/02-3/15/03 (b) .......     2,022,140
                                           ------------
                                              2,806,788
                                           ------------

            UTILITIES--0.4%
    2,000   Toledo Edison Co.,
              8.70%, 9/1/02 (b) .........     2,014,500
                                           ------------
              Total Corporate Notes
                (cost-$4,809,896) .......     4,821,288
                                           ------------
PRINCIPAL
 AMOUNT
  (000)                                       VALUE
---------                                  ------------

            U.S. GOVERNMENT AGENCY
              DISCOUNT NOTES--7.4%
  $20,200   Federal Home Loan Bank,
              1.69%-2.01%,
              7/8/02-8/23/02 (b) ........  $ 20,192,836
                                           ------------
   16,921   Student Loan Marketing
              Association, 1.87%,
              7/1/02 ....................    16,921,000
                                           ------------
              Total U.S. Government
                Agency Discount Notes
                (cost-$37,113,836) ......    37,113,836
                                           ------------

            REPURCHASE AGREEMENT--0.1%
  565,000   Repurchase Agreement with
            State Street Bank & Trust Co.
            dated 6/28/02, 1.55% due
            7/1/02, proceeds: $565,073;
            collateralized by Federal
            Home Loan Bank, 2.65%,
            6/5/03, valued at $580,982
            (cost-$565,000) (b) .........       565,000
                                           ------------
              Total Short-Term
                Investments
                (cost-$61,770,419) ......    61,781,811
                                           ------------

              Total Investments
                (cost-$519,040,987) .. 105.4%  526,192,976
              Liabilities in
                excess of other
                assets ..........   (5.4)    (26,935,254)
                                   -----    ------------
              Net Assets ........  100.0%   $499,257,722
                                   =====    ============

--------------------------

(a)                     Non-income producing security
(b) All or partial amount segregated as collateral for when-issued or delayed-delivery securities.
(c) Variable Rate Demand Notes. Instruments whose interest rate changes on a specific date (such as a coupon date or interest payment date) and/or whose interest rate varies with changes in a designated based rate (such as the US$/LIBOR rate). Maturity date shown is date of next rate change and the rate disclosed reflects the rate in effect on June 30, 2002.
(d) Security exempt from registration under 144a of the Securities Act of 1933. These securities may be resold in transaction exempt from registration typically to qualified institutional investors. At
                        June 30, 2002, these securities aggregrated
                        $3,287,658 or 0.66% of net assets.
(e) When-Issued or delayed-delivery security. To be delivered/ settled after June 30, 2002.
(f) Inflation Bonds-Principal amount of security is adjusted for inflation.
ARM -- Adjustable Rate Mortgage
LIBOR -- London Interbank Offered Rate.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$519,040,987)...................    $526,192,976
Cash (including foreign currency of $4,298 with cost of
  $4,113)...................................................           7,416
Receivable for investments sold.............................       4,592,225
Interest and dividend receivable............................       1,317,028
Receivable for shares of beneficial interest sold...........          22,006
Prepaid expenses............................................          17,753
                                                                ------------
  Total Assets..............................................     532,149,404
                                                                ------------

LIABILITIES:
Payable for investments purchased...........................      31,523,418
Payable for shares of beneficial interest redeemed..........         676,136
Investment advisory fee payable.............................         332,779
Accrued expenses............................................         359,349
                                                                ------------
  Total Liabilities.........................................      32,891,682
                                                                ------------
    Net Assets..............................................    $499,257,722
                                                                ============

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $    137,496
Paid-in-capital in excess of par............................     498,199,446
Undistributed net investment income.........................       3,044,895
Accumulated net realized loss on investments................      (8,413,766)
Net unrealized appreciation of investments and other assets
  and liabilities
  denominated in foreign currency...........................       6,289,651
                                                                ------------
    Net Assets..............................................    $499,257,722
                                                                ============
Shares outstanding..........................................      13,749,564
                                                                ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................          $36.31
                                                                ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $25,497)...    $  3,135,158
  Interest..................................................       2,987,302
                                                                ------------
    Total investment income.................................       6,122,460
                                                                ------------
EXPENSES:
  Investment advisory fees..................................       2,149,360
  Custodian fees............................................          51,924
  Trustees' fees and expenses...............................          47,747
  Audit and tax service fees................................          45,656
  Transfer agent fees.......................................          25,071
  Reports to shareholders...................................          23,856
  Insurance expense.........................................           7,149
  Miscellaneous.............................................           6,818
                                                                ------------
    Total expenses..........................................       2,357,581
    Less: expense offset....................................            (230)
                                                                ------------
      Net expenses..........................................       2,357,351
                                                                ------------
      Net investment income.................................       3,765,109
                                                                ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Investments...............................................      (1,925,900)
  Foreign currency transactions.............................          (1,736)
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................     (45,505,025)
                                                                ------------
    Net realized and unrealized loss on investments
      and foreign currency transactions.....................     (47,432,661)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................    $(43,667,552)
                                                                ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2002         YEAR ENDED
                                                                 (UNAUDITED)      DECEMBER 31, 2001
                                                                --------------    ------------------
INVESTMENT OPERATIONS:
Net investment income.......................................     $  3,765,109        $   9,333,722
Net realized loss on investments and foreign currency
  transactions..............................................       (1,927,636)          (2,292,715)
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................      (45,505,025)         (37,838,193)
                                                                 ------------        -------------
  Net decrease in net assets resulting from investment
    operations..............................................      (43,667,552)         (30,797,186)
                                                                 ------------        -------------
Dividends to Shareholders from net investment income........       (9,908,041)         (15,253,760)
                                                                 ------------        -------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................       22,281,145           39,593,143
Reinvestment of dividends...................................        9,908,041           15,253,760
Cost of shares redeemed.....................................      (51,676,567)        (129,943,997)
                                                                 ------------        -------------
  Net decrease in net assets from share transactions........      (19,487,381)         (75,097,094)
                                                                 ------------        -------------
    Total decrease in net assets............................      (73,062,974)        (121,148,040)

NET ASSETS:
Beginning of period.........................................      572,320,696          693,468,736
                                                                 ------------        -------------
End of period (including undistributed net investment income
  of $3,044,895 and $9,187,827, respectively)...............     $499,257,722         $572,320,696
                                                                 ============        =============
SHARES ISSUED AND REDEEMED:
Issued......................................................          566,190              946,770
Issued in reinvestment of dividends.........................          260,190              365,097
Redeemed....................................................       (1,331,233)          (3,110,493)
                                                                 ------------        -------------
  Net decrease..............................................         (504,853)          (1,798,626)
                                                                 ============        =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                     SIX MONTHS
                                       ENDED                         YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2002       ----------------------------------------------------
                                    (UNAUDITED)          2001       2000       1999       1998       1997
                                   --------------      --------   --------   --------   --------   --------
Net asset value, beginning of
  period.........................       $40.15           $43.20     $43.65     $43.74     $42.38     $36.21
                                      --------         --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
Net investment income............         0.28             0.68       0.99       0.56       0.60       0.34
Net realized and unrealized gain
  (loss) on investments..........        (3.42)           (2.76)      2.41       1.47       2.40       7.45
                                      --------         --------   --------   --------   --------   --------
  Total income (loss) from
    investment operations........        (3.14)           (2.08)      3.40       2.03       3.00       7.79
                                      --------         --------   --------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income............        (0.70)           (0.97)     (0.58)     (0.65)     (0.33)     (0.40)
Net realized gains...............           --               --      (3.27)     (1.47)     (1.31)     (1.22)
                                      --------         --------   --------   --------   --------   --------
  Total dividends and
    distributions to
    shareholders.................        (0.70)           (0.97)     (3.85)     (2.12)     (1.64)     (1.62)
                                      --------         --------   --------   --------   --------   --------
Net asset value, end of period...       $36.31           $40.15     $43.20     $43.65     $43.74     $42.38
                                      ========         ========   ========   ========   ========   ========

TOTAL RETURN (1).................         (7.9)%           (4.9)%      9.7%       5.0%       7.1%      22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)........................     $499,258         $572,321   $693,469   $804,467   $777,087   $466,791
Ratio of expenses to average net
  assets (2).....................         0.86%(3)         0.88%      0.86%      0.83%      0.82%      0.87%
Ratio of net investment income to
  average net assets.............         1.38%(3)         1.47%      2.20%      1.27%      1.74%      1.42%
Portfolio Turnover...............           83%             162%       168%        50%        37%        32%

------------------------

(1)                     Assumes reinvestment of all dividends and distributions.
                        Total return for a period of less than one year is not annualized.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See (1)(H) in Notes to Financial
                        Statements).
(3)                     Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

For federal income tax purposes the cost of securities owned at June 30, 2002 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $7,151,989 was composed of gross appreciation of $65,977,735 for those investments having an excess of value over cost and gross depreciation of $58,825,746 for those investments having an excess of cost over value.

  (E) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at year end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2002, the Portfolio's payable in connection with the Plan was $212,718, of which $30,497 was accrued during the six months ended June 30, 2002.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

Pursuant to a Sub-Advisory agreement between the Investment Adviser and Pacific Investment Management Co. LLC (the "Sub-Adviser"), an affiliate of the Investment Adviser, the Investment Adviser (not the Portfolio) pays the Sub-Adviser a monthly fee at the annual rate of 0.25% of the Portfolio's average net assets managed for providing investment advisory services for a portion of the Portfolio's investments. For the six months ended June 30, 2002, the Investment Adviser paid the Sub-Adviser $112,387, of which $18,870 was payable at June 30, 2002.

(3) INVESTMENTS IN SECURITIES

For the six months ended June 30, 2002, purchases and sales of investment securities, other than short-term and government securities, aggregated $137,192,166 and $115,647,036, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                     Chairman, President & Trustee
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcom Bishopp                                       Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael B. Zuckerman                                 Secretary

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
Pacific Investment Management Co. LLC.
840 Newport Center Drive
Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MID CAP PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                            2002 SEMI-ANNUAL REPORT

The Mid Cap Portfolio (the "Portfolio) outperformed its benchmark, the Wilshire Midcap 750 Index (the "Wilshire 750") during the first half of 2002 in a declining stock market. The Portfolio's return of (5.5)% compared to (8.4)% for the Wilshire 750 with dividends reinvested. The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization.

The Portfolio also outperformed its benchmark over longer periods, in both up and down markets. For the twelve months ended June 30, 2002, the Portfolio returned (1.8)% versus (11.2)% for the Wilshire 750. For the three years ended June 30, 2002, the Portfolio's average annual return of 13.8% compared with 2.3% for the Wilshire 750. From its inception on February 9, 1998 through June 30, 2002, the Portfolio delivered an average annual total return of 10.0% versus 5.2% for Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The first half of 2002 was a tale of two distinct quarters for the stock market. The market was relatively steady in the first quarter and then retreated during the second quarter due to investor concerns about corporate accounting practices. The Portfolio's industrial stocks did well, returning 13.3% for the first half of the year; utility holdings also had positive returns. By contrast, the Portfolio's information technology and financial investments underperformed relative to the market.

The five investments that contributed most to the Portfolio's performance during the six months ended June 30, 2002, each returning in excess of 20% during the period, were: Actuant (motion-control components), Carlisle Companies (diversified manufacturer), Dollar General (discount retailing), Rockwell Collins (aviation electronics systems for commercial and military applications) and Mattel (toys). Rockwell Collins was a new position to the Portfolio during the six-month period. Mattel was sold as its price advanced.

The largest detractors to performance during the first half of 2002 included:
Amkor Technology (semiconductor packaging and testing), PerkinElmer (analytical instrumentation), Flextronics (contract electronics manufacturer), Thermo Electron (analytical instrumentation) and Millipore (filtration and water purification systems primarily used in pharmaceuticals production and life science discovery applications). PerkinElmer was sold after a series of management executional disappointments.

The Portfolio invests in mid-sized companies with strong business fundamentals and sound management, selling at a discount to our estimate of their intrinsic value. Viad, a leading supplier of services to trade shows, was one of the larger additions to the Portfolio during the past six months. Recent declines in the trade show industry appear to have bottomed out. Furthermore, through its Travelers Express/MoneyGram unit, Viad is the largest processor of money orders in the U.S. and has an expanding global presence in the payment services industry. Results in this sector should benefit from increased interest rates and economic recovery.

Diebold, a leading global manufacturer of ATM machines was also purchased during the period. The company is benefiting from increased service revenues from the outsourcing of ATM networks by large banks, as well as from the opportunity to increase its sales of electronic voting machines in the wake of paper ballot voting problems in the 2000 presidential election.

Other additions to the Portfolio include, York International, which makes heating, ventilation and air conditioning (HVAC) equipment for commercial and residential use. The stock is valued much lower than the shares of the company's two closest peers, which are better managed. Our thesis is that York is taking the right steps to improve its margins and, in doing so, will close the sizable valuation gap. FirstEnergy, a midwest utility that yields approximately 4.5%. The company has had technical problems with a reactor, quantifiable in cost, requiring the purchase of supplemental power on the open market until the problems are fixed and the reactor is restarted. This stock was purchased after the price declined in what we believe was an overreaction to these problems.

Sales during the first half of 2002 include, Cambrex, which was swapped into Invitrogen. Both companies produce specialty chemicals used in life science and discovery applications and clinical research, although Invitrogen is a purer play. Cambrex has recently experienced difficulties in the portion of its specialty chemical business that is not related to life science. We are looking at a number of similar opportunities, created by recent market volatility, in order to exchange into better companies at more attractive valuations.

Dean Foods, the nation's leading daily products processor, was the largest sale by the Portfolio during the period. The Portfolio had begun purchasing this stock in early 2001 and it appreciated significantly over the course of the year, becoming the second largest position at December 31, 2001. In June 2002, the stock was sold as it approached our price target. Other sales included Herman Miller (office furniture) and Avon Products (cosmetics) as their prices increased and reached our valuation targets and UnumProvident (insurance) due to disappointing management execution.

The Portfolio's net assets were virtually fully invested in common stock at June 30, 2002. The five largest holdings were: Lamar Advertising, a billboard company, representing 4.2% of the Portfolio's net assets; Waters Corp., which makes analytical instrumentation for pharmaceutical discovery and development, 3.9% of net assets; Omnicom, a global marketing communications firm, 3.8% of net assets; Actuant, which produces motion-control components and other electronic systems and components, 3.6% of net assets; and Oshkosh Truck, a specialty truck manufacturer, 3.5% of net assets.

The top five industry positions at the end of June 2002 were: drugs and medical products, representing 13.3% of the Portfolio's net assets; advertising, 10.2% of net assets; manufacturing, 9.9% of net assets; electronics, 7.1% of net assets; and utilities, 6.9% of net assets.

We continue to invest in undervalued companies with high and sustainable returns from their franchises. In doing so, we seek to capture the returns of the mid cap market and continue to outperform our benchmark over time.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

       SHARES                                              VALUE
       ------                                           -----------
                         COMMON STOCK -- 99.4%
                         ADVERTISING -- 10.2%
         16,100          Lamar Advertising Co.* ....    $   599,081
         11,700          Omnicom Group Inc. ........        535,860
          6,915          WPP Group plc ADR .........        304,820
                                                        -----------
                                                          1,439,761
                                                        -----------

                         AEROSPACE -- 3.1%
         16,100          Rockwell Collins, Inc. ....        441,462
                                                        -----------
                         BUSINESS SERVICES -- 3.9%
          6,100          Harte-Hanks, Inc. .........        125,355
         16,200          Viad Corp. ................        421,200
                                                        -----------
                                                            546,555
                                                        -----------

                         COMPUTER SOFTWARE -- 1.3%
          5,600          National Instruments
                           Corp.* ..................        182,336
                                                        -----------

                         DRUGS & MEDICAL PRODUCTS -- 13.3%
         12,700          Apogent
                           Technologies, Inc.* .....        261,239
         19,000          Cytyc Corp.* ..............        144,780
         13,100          Invitrogen Corp.* .........        419,331
         10,100          Millipore Corp.* ..........        322,998
          8,000          Pharmaceutical Product
                           Development, Inc.* ......        210,720
         11,933          Sybron Dental
                           Specialties, Inc. .......        220,761
          5,900          Taro Pharmaceutical
                           Industries Ltd.* ........        144,668
          2,350          Teva Pharmaceutical
                           Industries Ltd. ADR .....        156,933
                                                        -----------
                                                          1,881,430
                                                        -----------

                         ELECTRONICS -- 7.1%
          7,700          Arrow
                           Electronics, Inc.* ......        159,775
          6,200          Diebold, Inc. .............        230,888
          3,600          Electro Scientific
                           Industries, Inc.* .......         87,480
         21,100          Flextronics International
                           Ltd.* ...................        150,443
          4,100          Parker-Hannifin Corp. .....        195,939
          7,800          Technitrol, Inc. ..........        181,740
                                                        -----------
                                                          1,006,265
                                                        -----------

                         ENERGY -- 4.6%
          8,050          Anadarko Petroleum
                           Corp. ...................        396,865
          7,700          FirstEnergy Corp. .........        257,026
                                                        -----------
                                                            653,891
                                                        -----------
    SHARES                                              VALUE
    ------                                              -----------
                         FINANCIAL SERVICES -- 4.5%
          5,700          Countrywide Credit
                           Industries, Inc. ........    $   275,025
         10,100          John Hancock Financial
                           Services, Inc. ..........        355,520
                                                        -----------
                                                            630,545
                                                        -----------

                         FOOD SERVICES -- 2.7%
          5,800          Jack in the Box Inc.* .....        184,440
          5,000          Wendy's
                           International, Inc. .....        199,150
                                                        -----------
                                                            383,590
                                                        -----------

                         HEALTHCARE -- 1.1%
          8,900          IMS Health, Inc. ..........        159,755
                                                        -----------

                         INDUSTRIAL MANUFACTURING -- 2.1%
          9,000          York International
                           Corp. ...................        304,110
                                                        -----------

                         INSURANCE -- 5.4%
          6,700          Everest Re Group, Ltd .....        374,865
          4,500          XL Capital Ltd. ...........        381,150
                                                        -----------
                                                            756,015
                                                        -----------

                         MACHINERY/ENGINEERING -- 2.9%
          3,800          Ingersoll-Rand Co .........        173,508
          7,000          Varian, Inc.* .............        230,650
                                                        -----------
                                                            404,158
                                                        -----------

                         MANUFACTURING -- 9.9%
         12,340          Actuant Corp.* ............        509,025
          2,800          Carlisle Cos., Inc. .......        125,944
          3,500          Eaton Corp. ...............        254,625
          4,600          Precision Castparts
                           Corp. ...................        151,800
          9,500          Roper Industries, Inc. ....        354,350
                                                        -----------
                                                          1,395,744
                                                        -----------

                         MEASURING INSTRUMENTS -- 5.2%
         10,500          Thermo Electron Corp.* ....        173,250
         20,800          Waters Corp.* .............        555,360
                                                        -----------
                                                            728,610
                                                        -----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

    SHARES                                              VALUE
    ------                                              -----------
                         COMMON STOCK (CONCLUDED)
                         MEDIA/BROADCASTING -- 1.5%
         10,000          Emmis Communications
                           Corp.* ..................    $   211,900
                                                        -----------
                         REAL ESTATE -- 1.9%
         10,100          ProLogis Trust - REIT .....        262,600
                                                        -----------

                         RETAIL -- 3.4%
         25,000          Dollar General Corp. ......        475,750
                                                        -----------

                         TECHNOLOGY -- 1.2%
         28,000          Amkor
                           Technology, Inc.* .......        174,160
                                                        -----------

                         TRANSPORTATION -- 3.7%
          7,700          Canadian National
                           Railway Co. .............        398,860
          6,800          Pacer
                           International, Inc.* ....        117,232
                                                        -----------
                                                            516,092
                                                        -----------

                         TRUCKING -- 3.5%
          8,300          Oshkosh Truck Corp. .......        490,613
                                                        -----------

    SHARES                                              VALUE
    ------                                              -----------
                         UTILITIES -- 6.9%
          9,700          Cinergy Corp. .............    $   349,103
          7,600          Piedmont Natural Gas Co.,
                           Inc. ....................        281,048
         13,500          Vectren Corp. .............        338,850
                                                        -----------
                                                            969,001
                                                        -----------
                           Total Common Stock
                             (cost-$13,355,547) ....     14,014,343
                                                        -----------

                          Total
                            Investments
                            (cost-
                          $13,355,547) ...   99.4%     14,014,343
                          Other assets
                            less
                           liabilities ...    0.6          87,417
                                            -----     -----------
                          Net Assets .....  100.0%    $14,101,760
                                            =====     ===========

--------------------------

*                       Non-income producing security
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$13,355,547)....................    $14,014,343
Cash........................................................        223,500
Receivable for investments sold.............................        470,901
Dividends receivable........................................          8,978
Prepaid expenses............................................            991
                                                                -----------
  Total Assets..............................................     14,718,713
                                                                -----------

LIABILITIES:
Payable for investments purchased...........................        585,932
Investment advisory fee payable.............................          7,934
Payable for shares of beneficial interest redeemed..........          4,070
Accrued expenses............................................         19,017
                                                                -----------
  Total Liabilities.........................................        616,953
                                                                -----------
    Net Assets..............................................    $14,101,760
                                                                ===========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $    11,089
Paid-in-capital in excess of par............................     12,651,291
Net investment loss.........................................         (3,686)
Accumulated net realized gain on investments................        784,270
Net unrealized appreciation of investments..................        658,796
                                                                -----------
    Net Assets..............................................    $14,101,760
                                                                ===========
Shares outstanding..........................................      1,108,943
                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................         $12.72
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $586)......    $   72,679
  Interest..................................................         5,328
                                                                ----------
    Total investment income.................................        78,007
                                                                ----------
EXPENSES:
  Investment advisory fees..................................        64,535
  Custodian fees............................................        11,650
  Audit and tax service fees................................         3,300
  Reports to shareholders...................................         3,230
  Transfer agent fees.......................................         2,474
  Trustees' fees and expenses...............................         2,120
  Insurance expense.........................................           646
  Miscellaneous.............................................           478
                                                                ----------
    Total expenses..........................................        88,433
    Less: investment advisory fees waived...................        (7,716)
         expense offset.....................................           (71)
                                                                ----------
    Net expenses............................................        80,646
                                                                ----------
      Net investment loss...................................        (2,639)
                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................       917,907
  Net change in unrealized appreciation/depreciation of
    investments.............................................    (1,787,858)
                                                                ----------
    Net realized and unrealized loss on investments.........      (869,951)
                                                                ----------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................    $ (872,590)
                                                                ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2002       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 2001
                                                                -------------    -----------------
INVESTMENT OPERATIONS:
Net investment income.......................................     $    (2,639)       $     9,739
Net realized gain on investments............................         917,907            407,580
Net change in unrealized appreciation/depreciation of
  investments...............................................      (1,787,858)           584,536
                                                                 -----------        -----------
  Net increase (decrease) in net assets resulting from
    investment operations...................................        (872,590)         1,001,855
                                                                 -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................              --            (31,446)
Net realized gains..........................................              --           (421,786)
Return of capital...........................................              --            (41,875)
                                                                 -----------        -----------
  Total dividends and distributions to shareholders.........              --           (495,107)
                                                                 -----------        -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................         944,327          3,517,283
Reinvestment of dividends and distributions.................              --            495,107
Cost of shares redeemed.....................................      (2,448,983)        (4,781,050)
                                                                 -----------        -----------
  Net decrease in net assets from share transactions........      (1,504,656)          (768,660)
                                                                 -----------        -----------
    Total decrease in net assets............................      (2,377,246)          (261,912)

NET ASSETS:
Beginning of period.........................................      16,479,006         16,740,918
                                                                 -----------        -----------
End of period...............................................     $14,101,760        $16,479,006
                                                                 ===========        ===========
SHARES ISSUED AND REDEEMED:
Issued......................................................          69,629            271,076
Issued in reinvestment of dividends and distributions.......              --             36,967
Redeemed....................................................        (184,652)          (369,891)
                                                                 -----------        -----------
  Net decrease..............................................        (115,023)           (61,848)
                                                                 ===========        ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                       SIX MONTHS                                                     FOR THE PERIOD
                                          ENDED                YEAR ENDED DECEMBER 31,             FEBRUARY 9, 1998 (1)
                                      JUNE 30, 2002      ------------------------------------               TO
                                       (UNAUDITED)         2001          2000          1999          DECEMBER 31, 1998
                                      -------------      --------      --------      --------      ---------------------
Net asset value, beginning of
  period..........................        $13.46          $13.02        $11.63         $9.79              $10.00
                                         -------         -------       -------        ------              ------
INVESTMENT OPERATIONS:
Net investment income.............          0.00*           0.00*         0.06          0.05                0.05
Net realized and unrealized gain
  (loss) on investments...........         (0.74)           0.85          2.83          2.07               (0.21)
                                         -------         -------       -------        ------              ------
  Total income (loss) from
    investment operations.........         (0.74)           0.85          2.89          2.12               (0.16)
                                         -------         -------       -------        ------              ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............            --           (0.02)        (0.04)        (0.05)              (0.05)
Net realized gains................            --           (0.36)        (1.46)        (0.23)                 --
Return of capital.................            --           (0.03)           --            --                  --
                                         -------         -------       -------        ------              ------
  Total dividends and
    distributions
    to shareholders...............            --           (0.41)        (1.50)        (0.28)              (0.05)
                                         -------         -------       -------        ------              ------
Net asset value, end of period....        $12.72          $13.46        $13.02        $11.63               $9.79
                                         =======         =======       =======        ======              ======

TOTAL RETURN (2)..................          (5.5)%           6.6%         25.9%         21.6%               (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's).........................       $14,102         $16,479       $16,741        $5,382              $1,885
Ratio of expenses to average
  net assets (3)(4)...............          1.00%(5)        1.00%         1.00%         1.03%               1.05%(5)
Ratio of net investment income to
  average net assets (4)..........         (0.03)%(5)       0.06%         0.65%         0.62%               0.78%(5)
Portfolio Turnover................            54%             85%          100%          108%                 38%

------------------------

*                       Less than $0.005 per share
(1)                     Commencement of operations
(2)                     Assumes reinvestment of all dividends and distributions.
                        Total return for a period of less than one year is not
                        annualized.
(3)                     Inclusive of expenses offset by earnings credits from
                        custodian bank (See (1)(G) in Notes to Financial
                        Statements).
(4)                     During the fiscal periods indicated above, the Investment
                        Adviser waived a portion or all of its fees and assumed a
                        portion of the Portfolio's expenses. If such waivers and
                        assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income
                        (loss) to average net assets would have been 1.10%
                        (annualized) and (0.13)% (annualized), respectively, for the six months ended June 30, 2002, 1.15% and (0.08)%,
                        respectively, for the year ended December 31, 2001, 1.36%
                        and 0.29%, respectively, for year ended December 31, 2000,
                        1.70% and (0.05)%, respectively, for the year ended
                        December 31, 1999, and 4.28% (annualized) and (2.45)%
                        (annualized), respectively, for the period February 9, 1998
                        (commencement of operations) to December 31, 1998.
(5)                     Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio (the "Portfolio"), the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

For federal income tax purposes the cost of securities owned at June 30, 2002 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $658,796 was composed of gross appreciation of $1,508,109 for those investments having an excess of value over cost and gross depreciation of $849,313 for those investments having an excess of cost over value.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2002, the Portfolio's payable in connection with the Plan was $2,148, of which $702 was accrued during the six months ended June 30, 2002.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the six months ended June 30, 2002, purchases and sales of investment securities, other than short-term securities, aggregated $8,366,601 and $9,078,893, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                     Chairman, President & Trustee
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael B. Zuckerman                                 Secretary

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholdersand to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        SCIENCE AND TECHNOLOGY PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                                   MANAGED BY
                                     [LOGO]

                            2002 SEMI-ANNUAL REPORT

Technology stocks fell sharply during the first half of 2002, reflecting continuing soft corporate capital spending and, consequently, weak demand for technology products and services. The Science & Technology Portfolio (the "Portfolio") returned (43.3)% for the six months ended June 30, 2002, compared with (25.0)% for the benchmark NASDAQ Composite Index ("NASDAQ Composite") with dividends reinvested. The NASDAQ Composite is an unmanaged index of more than 5,000 companies listed on the NASDAQ Stock Market, weighted by market capitalization.

The top contributors to the Portfolio's performance during the six-month period were: eBay (online auctioneer); Compaq (computers), which was acquired by Hewlett-Packard in May; and Taiwan Semiconductor Manufacturing (semiconductors and related devices). The three stocks that detracted most from performance during the six-month period were: Amdocs (billing systems); i2 Technologies (supply chain software) and JDS Uniphase (fiber optic components, modules and subsystems).

For the twelve months ended June 30, 2002, the Portfolio returned (56.9)% versus (32.3)% for the NASDAQ Composite. From its inception on April 12, 2000 through June 30, 2002, the Portfolio has returned (59.5)% in comparison to (36.8)% for the NASDAQ Composite. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

Despite the difficulties experienced by tech stocks over the past two years, the good news is that valuations have improved, with a large number of tech stocks currently trading at less than 25 times earnings on margins that are well below prior peak levels. Overall earnings estimate revisions in recent weeks have been mixed -- albeit skewed somewhat to the downside, as software and fiber optics companies have had reductions, and semiconductor companies have had increases. At some point, as revenue growth accelerates toward trend lines and margins increase due to operating leverage, we expect that information technology spending will recover and earnings estimate increases will become more prevalent.

In managing the Portfolio, we seek to identify growing technology companies that are exceeding market expectations. Texas Instruments was the largest new position added during the first half of the year. This company is a global semiconductor manufacturer and a leading designer and supplier of digital signal processing solutions. Its chips power more than half the world's cellular phones. In early June, shortly after the Portfolio purchased the stock, the company reaffirmed its forecast that second quarter revenue would increase approximately 10% from the first quarter and that second quarter earnings would approximate 5 cents per share. The company also said it had reduced annualized costs by roughly $600 million while continuing to invest in more efficient manufacturing.

During the six-month period, Taiwan Semiconductor Manufacturing was also purchased, a pure play semiconductor foundry. Sales during the first half of the year included PMC-Sierra (integrated circuits for the telecommunications industry) and Applied Micro Circuits (high-bandwidth silicon solutions for optical networks).

At June 30, 2002, the Portfolio's five largest investments were: Extreme Networks, which provides network infrastructure equipment, representing 4.4% of the Portfolio's net assets; Cisco Systems, a leader in Internet networking, 4.4% of net assets; Texas Instruments, which makes semiconductors and electronics, 4.3% of net assets; Hewlett Packard, a diversified technology company, 4.2% of net assets; and Oracle, which provides software for information management, 4.2% of net assets.

Major industry positions included at June 30, 2002: electronics, representing 20.8% of the Portfolio's net assets; networking, 18.0% of net assets; software, 14.5% of net assets; Internet, 10.1% of net assets; and fiber optics, 9.1% of net assets.

TECHNOLOGY STOCK OUTLOOK: Demand is clearly the biggest issue facing technology vendors at the present time. The important takeaway from recent earnings reports by IBM and other major tech companies is that demand for lower-priced products has stabilized and in some cases improved, whereas large contracts that require visibility and upfront commitment have not. Our view is that a recovery in big ticket business will occur two to three quarters after corporate profits tick up year over year, which implies that such a recovery will occur in approximately the first quarter of 2003. However, certain sectors of tech will recover in advance of this, while some will lag. As always, we will continue to search for the beneficiaries of developing scenarios.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

SHARES                                         VALUE
------                                       ----------
          COMMON STOCK -- 94.4%
          COMPUTERS -- 4.2%
 2,871    Hewlett-Packard Co. ...........    $   43,869
                                             ----------
          ELECTRONICS -- 20.8%
 2,200    Applied Materials, Inc.* ......        41,844
 2,000    Broadcom Corp.* ...............        35,080
 2,000    Micron Technology, Inc.* ......        40,440
 3,800    PMC-Sierra, Inc.* .............        35,226
 1,900    Texas Instruments Inc. ........        45,030
   900    Xilinx, Inc.* .................        20,187
                                             ----------
                                                217,807
                                             ----------
          FIBER OPTICS -- 9.1%
 9,500    CIENA Corp.* ..................        39,805
14,100    JDS Uniphase Corp.* ...........        37,647
 4,700    Sycamore Networks, Inc.* ......        18,142
                                             ----------
                                                 95,594
                                             ----------
          INTERNET -- 10.1%
 2,700    Check Point Software
            Technologies Ltd.* ..........        36,612
   600    eBay Inc.* ....................        36,972
21,700    i2 Technologies, Inc.* ........        32,116
                                             ----------
                                                105,700
                                             ----------
          MULTIMEDIA -- 1.3%
 2,600    Gemstar TV Guide
            International, Inc.* ........        14,014
                                             ----------

          NETWORKING -- 18.0%
 3,300    Cisco Systems, Inc.* ..........        46,035
 4,100    EMC Corp.* ....................        30,955
 4,600    Extreme Networks, Inc.* .......        46,414
 5,600    Juniper Networks, Inc.* .......        31,640
 6,800    Sun Microsystems, Inc.* .......        34,068
                                             ----------
                                                189,112
                                             ----------
SHARES                                         VALUE
------                                       ----------

          SEMI-CONDUCTORS -- 7.8%
10,000    GlobespanVirata, Inc.* ........    $   38,700
 3,000    Taiwan Semiconductor
            Manufacturing Co. Ltd.
            ADR* ........................        42,900
                                             ----------
                                                 81,600
                                             ----------

          SOFTWARE -- 14.5%
   600    Microsoft Corp.* ..............        32,820
 4,600    Oracle Corp.* .................        43,562
 2,700    Siebel Systems, Inc.* .........        38,394
 1,900    VERITAS Software Corp.* .......        37,601
                                             ----------
                                                152,377
                                             ----------

          TELECOMMUNICATIONS -- 8.6%
 2,200    Amdocs Ltd.* ..................        16,610
 2,400    Nokia Corp. ADR ...............        34,752
 1,400    QUALCOMM, Inc.* ...............        38,486
                                             ----------
                                                 89,848
                                             ----------
            Total Common Stock
              (cost-$2,038,486) .........       989,921
                                             ----------

           Total Investments
           (cost-$2,038,486) ...   94.4%       989,921
           Other assets less
             liabilities .......    5.6%        59,188
                                  -----     ----------
           Net Assets ..........  100.0%    $1,049,109
                                  =====     ==========

--------------------------

*                       Non-income producing security
ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$2,038,486).....................    $   989,921
Cash........................................................          3,019
Receivable for shares of beneficial interest sold...........         59,582
Receivable due from Investment Adviser......................          1,363
Prepaid expenses and other assets...........................            161
                                                                -----------
  Total Assets..............................................      1,054,046
                                                                -----------

LIABILITIES:
Accrued expenses............................................          4,937
                                                                -----------
  Total Liabilities.........................................          4,937
                                                                -----------
    Net Assets..............................................     $1,049,109
                                                                ===========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $     7,772
Paid-in-capital in excess of par............................      3,957,644
Net investment loss.........................................         (4,398)
Accumulated net realized loss on investments................     (1,863,344)
Net unrealized depreciation of investments..................     (1,048,565)
                                                                -----------
    Net Assets..............................................     $1,049,109
                                                                ===========
Shares outstanding..........................................        777,166
                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................          $1.35
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends.................................................    $     503
  Interest..................................................          462
                                                                ---------
  Total investment income...................................          965
                                                                ---------
EXPENSES:
  Custodian fees............................................        4,872
  Investment advisory fees..................................        4,290
  Transfer agent fees.......................................        1,278
  Audit and tax service fees................................        1,062
  Miscellaneous.............................................          829
                                                                ---------
    Total expenses..........................................       12,331
    Less: investment advisory fees waived...................       (4,290)
         expenses reimbursed by Investment Adviser..........       (1,992)
         expense offset.....................................         (686)
                                                                ---------
    Net expenses............................................        5,363
                                                                ---------
      Net investment loss...................................       (4,398)
                                                                ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments..........................     (163,211)
  Net change in unrealized appreciation/depreciation of
    investments.............................................     (452,467)
                                                                ---------
    Net realized and unrealized loss on investments.........     (615,678)
                                                                ---------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................    $(620,076)
                                                                =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2002       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 2001
                                                                -------------    -----------------
INVESTMENT OPERATIONS:
Net investment loss.........................................     $   (4,398)        $    (8,517)
Net realized loss on investments............................       (163,211)         (1,441,265)
Net change in unrealized appreciation/depreciation of
  investments...............................................       (452,467)            314,789
                                                                 ----------         -----------
  Net decrease in net assets resulting from investment
    operations..............................................       (620,076)         (1,134,993)
                                                                 ----------         -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................        900,136             385,492
Cost of shares redeemed.....................................       (263,596)            (40,213)
                                                                 ----------         -----------
  Net increase in net assets from share transactions........        636,540             345,279
                                                                 ----------         -----------
    Total increase (decrease) in net assets.................         16,464            (789,714)

NET ASSETS:
Beginning of period.........................................      1,032,645           1,822,359
                                                                 ----------         -----------
End of period...............................................     $1,049,109          $1,032,645
                                                                 ==========         ===========
SHARES ISSUED AND REDEEMED:
Issued......................................................        520,274             146,913
Redeemed....................................................       (176,605)            (13,461)
                                                                 ----------         -----------
  Net increase..............................................        343,669             133,452
                                                                 ==========         ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   SIX MONTHS                           FOR THE PERIOD
                                                      ENDED                            APRIL 12, 2000*
                                                  JUNE 30, 2002      YEAR ENDED            THROUGH
                                                   (UNAUDITED)    DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -------------   -----------------   ------------------
Net asset value, beginning of period............      $2.38             $6.07               $10.00
                                                     ------            ------               ------
INVESTMENT OPERATIONS:
Net investment loss.............................      (0.01)            (0.02)               (0.03)
Net realized and unrealized loss on
  investments...................................      (1.02)            (3.67)               (3.90)
                                                     ------            ------               ------
  Total loss from investment operations.........      (1.03)            (3.69)               (3.93)
                                                     ------            ------               ------
Net asset value, end of period..................      $1.35             $2.38                $6.07
                                                     ======            ======               ======

TOTAL RETURN (1)................................      (43.3)%           (60.8)%              (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...............     $1,049            $1,033               $1,822
Ratio of expenses to average net assets
  (2)(3)........................................       1.13%(4)          1.05%                1.04%(4)
Ratio of net investment loss to average net
  assets (3)....................................      (0.82)%(4)        (0.77)%              (0.39)%(4)
Portfolio Turnover..............................         19%              104%                  79%

------------------------

*                       Commencement of operations.
(1)                     Total return for a period of less than one year is not
                        annualized.
(2)                     Inclusive of expenses offset by earnings credits from
                        custodian bank (See (1)(G) in Notes to Financial
                        Statements).
(3)                     During the fiscal periods indicated above, the Investment
                        Adviser waived a portion of its fees and/or assumed a
                        portion of the Portfolio's expenses. If such waivers and
                        assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 2.30% (annualized) and
                        (1.99)% (annualized), respectively, for the six months ended
                        June 30, 2002, 3.22% and (2.94)%, respectively, for the year ended December 31, 2001, and 1.82% (annualized) and (1.17)%
                        (annualized), respectively, for the period ended
                        December 31, 2000.
(4)                     Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio (the "Portfolio"), and the Target Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at their amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

For federal income tax purposes the cost of securities owned at June 30, 2002 was substantially the same as for financial reporting purposes. Accordingly, net unrealized depreciation of investments of $1,048,565 was composed of gross appreciation of $4,155 for those investments having an excess of value over cost and gross depreciation of $1,052,720 for those investments having an excess of cost over value.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expenses in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

Pursuant to a sub-advisory agreement between the Investment Adviser and PIMCO Equity Advisors (the "Sub-Adviser"), an affiliate of the Investment Adviser, the Investment Adviser (not the Portfolio) pays the

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

(2) INVESTMENT ADVISER/SUB-ADVISER (CONCLUDED)
Sub-Adviser a monthly fee at the annual rate of 0.40% of the average net assets of the Portfolio for providing investment advisory services to the Portfolio. For the six months ended June 30, 2002, the Investment Adviser paid the Sub-Adviser $2,145, of which $346 was payable at June 30, 2002.

At June 30, 2002, approximately 39% of the outstanding shares of the Portfolio were owned by an affiliate of the Investment Adviser. Investment activity by this affiliate could have a material impact on the Portfolio.

(3) INVESTMENTS IN SECURITIES

For the six months ended June 30, 2002, purchases and sales of investment securities, other than short-term securities, aggregated $899,993 and $178,955, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                     Chairman, President & Trustee
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael B. Zuckerman                                 Secretary

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
PIMCO Equity Advisors LLC
1345 Avenue of the Americas
New York, N.Y. 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                            2002 SEMI-ANNUAL REPORT

The Small Cap Portfolio (the "Portfolio") outperformed its benchmark during the six months ended June 30, 2002 in a lower stock market. The Portfolio's return of (0.8)% compared with (4.7)% for the benchmark Russell 2000 Index ("Russell 2000"). The Russell 2000 is an unmanaged index of 2000 small-cap corporations weighted by market capitalization.

The market's poor performance during the first half of 2002 reflected investor concerns about corporate accounting integrity. Even though the prices of many smaller companies have declined, small cap stocks as a class performed better than large cap stocks. The (4.7)% return of the small cap Russell 2000 Index for the six months ended June 30, 2002, compared to (12.8)% for the large cap Russell 1000 Index during the period.

In managing the Portfolio, the investment adviser invests in small cap companies available at prices below its estimate of their intrinsic value, placing special emphasis on management quality in search of the best companies in an industry. Our disciplined approach has generated solidly positive returns over longer periods, surpassing the benchmark.

For the twelve months ended June 30, 2002, the Portfolio returned (0.6)% versus (8.6)% for the benchmark Russell 2000. For the three years ended June 30, 2002, the Portfolio provided an average annual total return of 13.7%, well above the 1.7% average annual return of the Russell 2000. For the five years ended
June 30, 2002, the Portfolio's average annual total return of 8.1% compared with 4.5% for the Russell 2000. For the 10 years ended June 30, 2002, the Portfolio's average annual total return of 12.0%* compares to 11.0% for the Russell 2000. From its inception on August 1, 1988 through June 30, 2002, the Portfolio delivered an average annual total return of 12.8%*, exceeding the 10.2% average annual return of the benchmark. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The Portfolio's results during the past six months reflected the strong performance of the consumer discretionary and consumer staple stocks held in the Portfolio which partially offset the sub-par returns of the financial and industrial stocks. Among the stocks owned by the Portfolio, Big Lots (retailer of close-out merchandise), the Portfolio's largest position, was the top contributor to performance, rising 89% during the six-month period. The company realized strong same-store sales as the broad initiatives started a year ago by new management are dramatically improving the business. This Portfolio's position in this investment has been increased.

PRG-Schultz (accounts payable auditing services for corporations) was the second largest contributor to performance during the first half of 2002. The stock rebounded in the first quarter on the basis of a business rebound from post-September 11th lows and a synergistic acquisition. This holding was reduced as the price rose. Other contributors to performance included: Fresh Del Monte Produce (fresh and

* BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS -- THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST") -- AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE SMALL CAP PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $139,812,573 IN THE OLD TRUST AND $8,129,274 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE SMALL CAP PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE SMALL CAP PORTFOLIO OF THE OLD TRUST.

packaged fresh-cut fruit and vegetables), a new position to the Portfolio during the past six months, which benefited from improved pricing; Insurance Auto Auctions (auctions for wrecked cars), which rose on a revitalization of the company being driven by new management and new systems; and Advent Software (software for investment management firms), a new position. Advent was purchased during a severe sell-off in the second quarter and the Portfolio profited as the price rebounded.

Metris (credit cards for sub-prime customers), was the largest detractor from performance during the six month period ended June 30, 2002, as the company experienced a significant earnings reduction as consumers paid down debts. This stock has been sold. Mercury Computer Systems (digital signal processing systems for defense and medical applications) declined on a reduced earnings outlook. This investment was retained as we believe this is a case of when, not if, the business will recover. The company's gross margins, still in excess of 60% in a weak environment, are a testament to the value-added nature of the company's franchise. BEI Technologies (sensors for automobiles) was hurt by reduced earnings expectations caused by competitive pressures and a softening outlook. We believe the longer-term outlook remains favorable, reflecting rising content per automobile as well as new platform wins for the company's products. This stock was a relatively small new investment during the first quarter of 2002. This position was added to in the second quarter on price weakness. Other detractors to performance included Mobile Mini (temporary storage sheds), which had an earnings shortfall due to a slowdown in rentals to construction sites and PerkinElmer (instrumentation), which had a weakening earnings outlook due to faltering product demand. Mobile Mini was sold and the Portfolio's position in PerkinElmer was reduced.

The Portfolio invests in companies based on their fundamentals and attractive valuations. The Portfolio's largest new position during the first half of the year was SICOR, which produces generic injectable pharmaceutical products. Even though the company's business outlook remains excellent, the share price is down from its 52-week high, providing, in our opinion, an opportunity to buy a quality company at an attractive valuation. Other purchases included United Defense (military products), Enzon (drug delivery system) and MSC Software (engineering software).

In addition to the sales previously mentioned, Cullen/Frost Bankers (Texas bank) was sold as it reached our price target; Veeco Instruments (test equipment) was sold on diminished business prospects; and Precision Castparts (aerospace parts) was sold as profits were taken.

At June 30, 2002, the Portfolio's net assets were allocated 97.4% to common stock and 2.9% to short-term investments. The five largest positions were: Big Lots, a closeout retailer, representing 4.8% of the Portfolio's net assets; SOURCECORP, which provides information management, outsourcing services, document management and data processing to clients in the healthcare, legal, financial and government sectors, 3.7% of net assets; SICOR, which produces generic injectable pharmaceutical products, 3.6% of net assets; Advent Software, which develops software for investment management firms, 3.3% of net assets; and Intertape Polymer, which makes specialized plastic packaging, 3.2% of net assets.

Major industry positions at June 30, 2002 included: retail, representing 8.5% of the Portfolio's net assets; real estate, 7.9% of net assets; technology, 7.3% of net assets; software, 7.0% of net assets; and paper products, 6.4%.

We continue to purchase stocks based on our evaluation of opportunities to invest in well-managed companies with strong fundamentals, available at inexpensive valuations. In doing so, we seek to control risk and continue to outperform the Portfolio's benchmark.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

SHARES                                                                  VALUE
------                                                               ------------
         COMMON STOCK -- 97.4%
         AEROSPACE -- 2.9%
332,844  United Defense Industries, Inc.* .........................  $  7,655,412
                                                                     ------------
         AGRICULTURE -- 1.7%
213,500  Bunge Ltd. ...............................................     4,504,850
                                                                     ------------

         AUTOMOTIVE -- 2.1%
294,200  Keystone Automotive Industries, Inc.* ....................     5,598,626
                                                                     ------------
         BANKING -- 1.1%
82,000   Southwest Bancorporation of Texas, Inc.* .................     2,970,040
                                                                     ------------
         BUSINESS SERVICES -- 2.5%
370,011  On Assignment, Inc.* .....................................     6,586,196
                                                                     ------------

         CHEMICALS -- 2.0%
84,900   OM Group, Inc. ...........................................     5,263,800
                                                                     ------------
         COMMERCIAL SERVICES -- 3.7%
366,775  SOURCECORP, Inc.* ........................................     9,719,537
                                                                     ------------
         COMPUTER SERVICES -- 1.7%
221,889  Mercury Computer Systems, Inc.* ..........................     4,593,102
                                                                     ------------

         CONGLOMERATES -- 1.3%
298,905  PerkinElmer, Inc. ........................................     3,302,900
                                                                     ------------
         CONSULTING SERVICES -- 1.5%
161,100  Watson Wyatt & Company Holdings* .........................     3,901,842
                                                                     ------------

         DIVERSIFIED MANUFACTURING -- 3.1%
323,699  Crane Co. ................................................     8,215,481
                                                                     ------------
         DRUGS & MEDICAL PRODUCTS -- 5.6%
207,493  Enzon, Inc.*. ............................................     5,106,403
516,300  SICOR Inc.* ..............................................     9,572,202
                                                                     ------------
                                                                       14,678,605
                                                                     ------------

         ENERGY -- 5.7%
224,100  Black Hills Corp. ........................................     7,756,101
275,443  MDU Resources Group, Inc. ................................     7,241,396
                                                                     ------------
                                                                       14,997,497
                                                                     ------------
         FINANCIAL SERVICES -- 4.6%
41,262   Affiliated Managers Group, Inc.* .........................     2,537,613
SHARES                                                                  VALUE
------                                                               ------------
124,617  Allied Capital Corp. .....................................     2,822,575
                 FINANCIAL SERVICES (CONCLUDED)
203,075  PRG-Schultz International, Inc.*. ........................  $  2,499,853
189,993  Waddell & Reed Financial, Inc. ...........................     4,354,640
                                                                     ------------
                                                                       12,214,681
                                                                     ------------

         FOOD & BEVERAGE -- 1.3%
139,900  Fresh Del Monte Produce Inc. .............................     3,497,500
                                                                     ------------

         HEALTH & HOSPITALS -- 0.6%
50,800   CorVel Corp.* ............................................     1,701,637
                                                                     ------------

         INDUSTRIAL MANUFACTURING -- 0.8%
102,100  Cognex Corp.* ............................................     2,047,105
                                                                     ------------

         INSURANCE -- 5.9%
257,088  Annuity & Life Re Holdings, Ltd. .........................     4,650,722
401,500  Insurance Auto Auctions, Inc.* ...........................     7,829,250
192,900  State Auto Financial Corp. ...............................     3,163,560
                                                                     ------------
                                                                       15,643,532
                                                                     ------------

         OFFICE EQUIPMENT -- 2.1%
690,800  Interface, Inc. ..........................................     5,554,032
                                                                     ------------

         OIL & GAS -- 2.5%
90,600   CARBO Ceramics, Inc. .....................................     3,347,670
131,100  Universal Compression Holdings, Inc.*. ...................     3,145,089
                                                                     ------------
                                                                        6,492,759
                                                                     ------------

         OPTICAL SUPPLIES -- 1.5%
148,300  Ocular Sciences, Inc.* ...................................     3,929,950
                                                                     ------------

         PAPER PRODUCTS -- 6.4%
859,695  Buckeye Technologies, Inc.* ..............................     8,425,011
732,800  Intertape Polymer Group, Inc. ............................     8,507,808
                                                                     ------------
                                                                       16,932,819
                                                                     ------------

         REAL ESTATE -- 7.9%
204,800  Capital Automotive -- REIT ...............................     4,886,528
143,200  Innkeepers USA Trust -- REIT .............................     1,371,856
325,600  Lexington Corp. Properties
           Trust -- REIT ..........................................     5,372,400
188,100  MeriStar Hospitality Corp. -- REIT .......................     2,868,525
396,100  Senior Housing Properties Trust -- REIT ..................     6,218,770
                                                                     ------------
                                                                       20,718,079
                                                                     ------------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

SHARES                                                                  VALUE
------                                                               ------------
         RETAIL -- 8.5%
646,000  Big Lots, Inc.* ..........................................  $ 12,713,280
351,300  Oakley, Inc.* ............................................     6,112,620
221,200  Tweeter Home Entertainment Group, Inc.* ..................     3,614,408
                                                                     ------------
                                                                       22,440,308
                                                                     ------------
         SEMICONDUCTORS -- 1.0%
86,200   International Rectifier Corp.* ...........................     2,512,730
                                                                     ------------
         SOFTWARE -- 7.0%
341,100  Advent Software, Inc.* ...................................     8,766,270
177,533  John H. Harland Co. ......................................     5,006,431
521,100  MSC Software Corp. .......................................     4,663,845
                                                                     ------------
                                                                       18,436,546
                                                                     ------------
         TECHNOLOGY -- 7.3%
235,000  BEI Technologies, Inc. ...................................     2,690,750
258,100  C&D Technologies, Inc. ...................................     4,650,962
126,840  InterCept, Inc.* .........................................     2,628,125
340,300  SBS Technologies, Inc.* ..................................     4,168,335
84,500   ScanSource, Inc.* ........................................     5,189,145
                                                                     ------------
                                                                       19,327,317
                                                                     ------------

         TRUCKING & SHIPPING -- 5.1%
152,338  P.A.M. Transportation Services, Inc.* ....................     3,659,159
SHARES                                                                  VALUE
------                                                               ------------
                 TRUCKING & SHIPPING (CONCLUDED)
209,509  Ryder System, Inc. .......................................  $  5,675,599
112,300  Teekay Shipping Corp. ....................................     4,144,993
                                                                     ------------
                                                                       13,479,751
                                                                     ------------
           Total Common Stock
             (cost-$254,398,836)...................................   256,916,634
                                                                     ------------

PRINCIPAL
 AMOUNT
  (000)
---------
           SHORT-TERM INVESTMENTS -- 2.9%
           U.S. GOVERNMENT AGENCY
             DISCOUNT NOTES -- 2.9%
 $7,796    Student Loan Marketing Association,
             1.87%, 7/1/02
             (cost-$7,796,000) ......................................     7,796,000
                                                                       ------------

                    Total Investments
                      (cost-$262,194,836).................  100.3%   264,712,634
                    Liabilities in excess of other
                      assets .............................   (0.3)      (866,078)
                                                            -----   ------------
                    Net Assets ...........................  100.0%  $263,846,556
                                                            =====   ============

* Non-income producing security

REIT -- Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$262,194,836)...................    $264,712,634
Cash........................................................           1,378
Receivable for investments sold.............................       3,225,527
Receivable for shares of beneficial interest sold...........         306,049
Dividends receivable........................................          73,271
Prepaid expenses............................................           8,419
                                                                ------------
  Total Assets..............................................     268,327,278
                                                                ------------

LIABILITIES:
Payable for investments purchased...........................         979,107
Payable for shares of beneficial interest redeemed..........       3,222,357
Investment advisory fee payable.............................         176,972
Accrued expenses............................................         102,286
                                                                ------------
  Total Liabilities.........................................       4,480,722
                                                                ------------
    Net Assets..............................................    $263,846,556
                                                                ============

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $     96,866
Paid-in-capital in excess of par............................     245,696,769
Net investment loss.........................................        (272,474)
Accumulated net realized gain on investments................      15,807,597
Net unrealized appreciation of investments..................       2,517,798
                                                                ------------
    Net Assets..............................................    $263,846,556
                                                                ============
Shares outstanding..........................................       9,686,591
                                                                ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................          $27.24
                                                                ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividends...................................................    $    871,848
Interest....................................................          74,986
                                                                ------------
    Total investment income.................................         946,834
                                                                ------------
EXPENSES:
Investment advisory fees....................................       1,062,575
Trustees' fees and expenses.................................          38,455
Custodian fees..............................................          22,754
Reports to shareholders.....................................          20,185
Transfer agent fees.........................................          12,443
Audit and tax service fees..................................          12,140
Legal fees..................................................           4,470
Insurance expense...........................................           1,729
Miscellaneous...............................................           3,708
                                                                ------------
    Total expenses..........................................       1,178,459
    Less: expense offset....................................            (119)
                                                                ------------
    Net expenses............................................       1,178,340
                                                                ------------
      Net investment loss...................................        (231,506)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................      16,151,099
  Net change in unrealized appreciation/depreciation of
    investments.............................................     (18,869,038)
                                                                ------------
    Net realized and unrealized loss on investments.........      (2,717,939)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................     $(2,949,445)
                                                                ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2002       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 2001
                                                                -------------    -----------------
INVESTMENT OPERATIONS:
Net investment income (loss)................................    $   (231,506)      $    179,663
Net realized gain on investments............................      16,151,099         35,865,703
Net change in unrealized appreciation/depreciation of
  investments...............................................     (18,869,038)       (18,065,295)
                                                                ------------       ------------
  Net increase (decrease) in net assets resulting from
    investment operations...................................      (2,949,445)        17,980,071
                                                                ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................        (166,948)        (1,711,096)
Net realized gains..........................................     (36,247,311)       (15,326,092)
                                                                ------------       ------------
  Total dividends and distributions paid to shareholders....     (36,414,259)       (17,037,188)
                                                                ------------       ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................      76,557,239        109,412,893
Reinvestment of dividends and distributions.................      36,414,259         17,037,188
Cost of shares redeemed.....................................     (64,552,008)       (97,270,829)
                                                                ------------       ------------
  Net increase in net assets from share transactions........      48,419,490         29,179,252
                                                                ------------       ------------
    Total increase in net assets............................       9,055,786         30,122,135

NET ASSETS:
Beginning of period.........................................     254,790,770        224,668,635
                                                                ------------       ------------
End of period (including undistributed net investment income
  of $125,980 at December 31, 2001).........................    $263,846,556       $254,790,770
                                                                ============       ============
SHARES ISSUED AND REDEEMED:
Issued......................................................       2,581,221          3,572,008
Issued in reinvestment of dividends and distributions.......       1,387,210            588,708
Redeemed....................................................      (2,179,964)        (3,227,501)
                                                                ------------       ------------
  Net increase..............................................       1,788,467            933,215
                                                                ============       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                  SIX MONTHS
                                     ENDED                        YEAR ENDED DECEMBER 31,
                                 JUNE 30, 2002      ----------------------------------------------------
                                  (UNAUDITED)         2001       2000       1999       1998       1997
                                 -------------      --------   --------   --------   --------   --------
Net asset value, beginning of
  period.......................      $32.26           $32.26     $22.52     $23.10     $26.37     $22.61
                                   --------         --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
Net investment income (loss)...       (0.03)            0.02       0.26       0.14       0.14       0.08
Net realized and unrealized
  gain (loss)
  on investments...............       (0.40)            2.38       9.62      (0.57)     (2.38)      4.73
                                   --------         --------   --------   --------   --------   --------
  Total income (loss) from
    investment operations......       (0.43)            2.40       9.88      (0.43)     (2.24)      4.81
                                   --------         --------   --------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..........       (0.02)           (0.24)     (0.14)     (0.15)     (0.09)     (0.13)
Net realized gains.............       (4.57)           (2.16)        --         --      (0.94)     (0.92)
                                   --------         --------   --------   --------   --------   --------
  Total dividends and
    distributions to
    shareholders...............       (4.59)           (2.40)     (0.14)     (0.15)     (1.03)     (1.05)
                                   --------         --------   --------   --------   --------   --------
Net asset value, end of
  period.......................      $27.24           $32.26     $32.26     $22.52     $23.10     $26.37
                                   ========         ========   ========   ========   ========   ========

TOTAL RETURN (1)...............        (0.8)%            8.3%      44.2%      (1.8)%     (9.0)%     22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)......................    $263,847         $254,791   $224,669   $151,290   $155,506   $110,565
Ratio of expenses to average
  net assets (2)...............        0.89%(3)         0.90%      0.90%      0.89%      0.88%      0.97%
Ratio of net investment income
  to average net assets........       (0.17)%(3)        0.08%      1.03%      0.61%      0.72%      0.64%
Portfolio Turnover.............          80%             156%       114%        99%        51%        68%

------------------------

(1)                     Assumes reinvestment of all dividends and distributions.
                        Total return for a period of less than one year is not annualized.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See (1)(G) in Notes to Financial
                        Statements).
(3)                     Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

For federal income tax purposes, the cost of securities owned at June 30, 2002 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $2,517,798 was composed of gross appreciation of $19,362,947 for those investments having an excess of value over cost and gross depreciation of $16,845,149 for those investments having an excess of cost over value.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2002, the Portfolio's payable in connection with the Plan was $49,635, of which $11,227 was accrued during the six months ended June 30, 2002.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the six months ended June 30, 2002, purchases and sales of investment securities, other than short-term securities, aggregated $223,370,936 and $207,130,244, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                      Chairman, President & Trustee
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcolm Bishopp                                       Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Michael B. Zuckerman                                  Secretary

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        U.S. GOVERNMENT INCOME PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                            2002 SEMI-ANNUAL REPORT

After being flat to slightly lower in the first quarter of 2002, the bond market rose strongly during the second quarter due in part to an investor flight to safety from the volatile stock market. For the six month period ended June 30, 2002, high-quality bonds provided solidly positive returns.

The U.S. Government Income Portfolio (the "Portfolio") performed well during the first half of 2002, matching the return of its benchmark, the Lehman Brothers Intermediate Government Bond Index (the "Lehman Index"). Both the Portfolio and the Lehman Index returned 3.6% for the six-month period. The Portfolio's return represented a combination of dividends from net investment income as well as an increase in net asset value ("NAV") per share to $10.78 from $10.71 six months earlier.

The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. The Portfolio is primarily composed of intermediate-term securities and places a priority on maintaining a relatively stable NAV per share. The Portfolio is intended for investors seeking high current income from investments in Government securities.

For the twelve months ended June 30, 2002, the Portfolio returned 7.6% versus 8.6% for the Lehman Index. During the three years ended June 30, 2002, the Portfolio provided an average annual total return of 7.0% compared with 7.8% for the Lehman Index. For the five years ended June 30, 2002, the Portfolio's average annual total return of 6.3% compared with 7.2% for the Lehman Index. From its inception on January 3, 1995 through June 30, 2002, the Portfolio delivered an average annual total return of 6.6% versus 7.6% for the Lehman Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

During the second quarter of 2002, the economy grew more moderately than had been anticipated by many investors, and this, together with stock market volatility and investor concerns about corporate accounting integrity, provided renewed strength to high-quality bonds.

Throughout the first half of the year, the Portfolio maintained a sizable position in U.S. Treasury securities, considered the safest investments, which led the bond market higher. Treasuries represented 41.3% of the Portfolio's net assets at June 30, 2002. In addition, large holdings of Government agency and mortgage-backed securities were maintained, representing 44.4% of net assets at June 30, 2002. At June 30, 2002, 10.4% of the Portfolio's net assets were invested in corporate notes and 2.9% in short-term securities. The average maturity of the Portfolio was approximately 5.5 years at June 30, 2002.

We are cautiously optimistic in our outlook for the bond market. Short-term interest rates continue to be exceptionally low, as indicated by the 1.75% Federal Funds target rate that prevailed throughout the first half of 2002. Each time it appeared that the Federal Reserve may boost rates during the first half of the year, it refrained from doing so because of economic uncertainty.

We are aware that investor confidence in stocks can be restored as quickly as it was lost, and that bonds could feel the impact if investors were to sell bond holdings to purchase stocks. Nonetheless, we still find value in the bond market, and believe bonds are likely to perform reasonably well as long as inflation remains tame.

In managing the Portfolio, we invest in those sectors, maturity and quality groups of the bond market that we believe offer the best relative value -- the highest yield at the lowest price with the least amount of risk. Our goal, as always, is to produce favorable returns while maintaining a relatively stable net asset value.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

      PRINCIPAL
       AMOUNT
        (000)                                                                              VALUE
      ---------                                                                          ----------
                         LONG-TERM INVESTMENTS -- 96.1%
                         CORPORATE BONDS -- 10.4%
                         FINANCIAL SERVICES -- 7.8%
       $  375            Commercial Credit Group Inc., 7.75%, 3/1/05. ...............    $  407,261
          275            General Electric Capital Corp., 6.00%, 5/15/12 . ...........       275,943
                                                                                         ----------
                                                                                            683,204
                                                                                         ----------
                         UTILITIES -- 2.6%
          225            National Rural Utilities, 6.00%, 5/15/06 ...................       232,877
                                                                                         ----------
                           Total Corporate Bonds (cost-$890,823) ....................       916,081
                                                                                         ----------
                         MORTGAGE-RELATED SECURITIES -- 32.7%
                         Fannie Mae,
          421              6.50%, 5/1/17 ............................................       436,331
          406              7.00%, 2/1/32 ............................................       420,406
           24              9.50%, 12/1/06-12/1/19 ...................................        26,834
                         Freddie Mac,
          450              5.875%, 3/21/11 ..........................................       461,232
          425              6.375%, 8/1/11 ...........................................       443,067
                         Government National Mortgage Association,
          181              4.00%, 10/20/25 ..........................................       181,280
          891              6.50%, 3/15/32 ...........................................       908,492
                                                                                         ----------
                           Total Mortgage-Related Securities (cost-$2,820,270) ......     2,877,642
                                                                                         ----------
                         U.S. GOVERNMENT AGENCY SECURITIES -- 11.7%
                         Tennessee Valley Authority,
        1,000              5.375%, 11/13/08 (cost-$998,136) .........................     1,027,820
                                                                                         ----------
                         U.S. TREASURY BONDS AND NOTES -- 41.3%
          250              5.25%, 11/15/28 ..........................................       235,053
        1,475              5.75%, 8/15/03-8/15/10 ...................................     1,541,224
          750              5.875%, 11/15/04 .........................................       797,107
          950              6.50%, 2/15/10 ...........................................     1,061,986
                                                                                         ----------
                           Total U.S. Treasury Bonds and Notes (cost-$3,573,097) ....     3,635,370
                                                                                         ----------
                               Total Long-Term Investments (cost-$8,282,326) ........     8,456,913
                                                                                         ----------
                         SHORT-TERM INVESTMENTS -- 2.9%
                         U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 2.9%
          252            Student Loan Marketing Association, 1.87%, 7/1/02
                           (cost-$252,000) ..........................................       252,000
                                                                                         ----------

                          Total Investments (cost-$8,534,326) ......................   99.0%    8,708,913
                          Other assets less liabilities ............................    1.0        90,974
                                                                                      -----    ----------
                          Net Assets ...............................................  100.0%   $8,799,887
                                                                                      =====    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$8,534,326).....................    $8,708,913
Cash........................................................           214
Receivable for shares of beneficial interest sold...........        20,690
Interest receivable.........................................       110,948
Prepaid expenses............................................           768
                                                                ----------
  Total Assets..............................................     8,841,533
                                                                ----------

LIABILITIES:
Payable for shares of beneficial interest redeemed..........         9,731
Income distribution payable.................................         9,787
Investment advisory fee payable.............................         4,295
Accrued expenses............................................        17,833
                                                                ----------
  Total Liabilities.........................................        41,646
                                                                ----------
    Net Assets..............................................    $8,799,887
                                                                ==========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $    8,165
Paid-in-capital in excess of par............................     8,531,071
Dividends in excess of net investment income................        (2,576)
Accumulated net realized gain on investments................        88,640
Net unrealized appreciation of investments..................       174,587
                                                                ----------
    Net Assets..............................................    $8,799,887
                                                                ==========
Shares outstanding..........................................       816,486
                                                                ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $10.78
                                                                ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................    $225,080
                                                                --------

EXPENSES:
  Investment advisory fees..................................      26,317
  Audit and tax service fees................................       4,440
  Reports to shareholders...................................       4,104
  Custodian fees............................................       3,441
  Transfer agent fees.......................................       1,750
  Trustees' fees and expenses...............................       1,221
  Insurance expense.........................................         511
  Legal fees................................................         242
  Miscellaneous.............................................         239
                                                                --------
    Total expenses..........................................      42,265
    Less: expense offset....................................        (164)
                                                                --------
    Net expenses............................................      42,101
                                                                --------
      Net investment income.................................     182,979
                                                                --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................      88,640
  Net change in unrealized appreciation/depreciation of
    investments.............................................      34,043
                                                                --------
    Net realized and unrealized gain on investments.........     122,683
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................    $305,662
                                                                ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2002       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 2001
                                                                -------------    -----------------
INVESTMENT OPERATIONS:
Net investment income.......................................     $  182,979         $  415,222
Net realized gain on investments............................         88,640             89,811
Net change in unrealized appreciation/depreciation of
  investments...............................................         34,043            102,614
                                                                 ----------         ----------
  Net increase in net assets resulting from investment
    operations..............................................        305,662            607,647
                                                                 ----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................       (212,460)          (415,222)
Net realized gains..........................................        (41,408)                --
                                                                 ----------         ----------
    Total dividends and distributions to shareholders.......       (253,868)          (415,222)
                                                                 ----------         ----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................        452,242          1,505,935
Reinvestment of dividends and distributions.................        244,081            415,222
Cost of shares redeemed.....................................       (976,300)        (2,521,498)
                                                                 ----------         ----------
  Net decrease in net assets from share transactions........       (279,977)          (600,341)
                                                                 ----------         ----------
    Total decrease in net assets............................       (228,183)          (407,916)

NET ASSETS:
Beginning of period.........................................      9,028,070          9,435,986
                                                                 ----------         ----------
End of period (including undistributed net investment income
  of $26,905 at December 31, 2001)..........................     $8,799,887         $9,028,070
                                                                 ==========         ==========
SHARES ISSUED AND REDEEMED:
Issued......................................................         42,374            139,930
Issued in reinvestment of dividends and distributions.......         22,858             38,867
Redeemed....................................................        (91,662)          (234,611)
                                                                 ----------         ----------
  Net decrease..............................................        (26,430)           (55,814)
                                                                 ==========         ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                 SIX MONTHS
                                    ENDED                           YEAR ENDED DECEMBER 31,
                                JUNE 30, 2002   ----------------------------------------------------------------
                                 (UNAUDITED)      2001          2000          1999          1998          1997
                                -------------   --------      --------      --------      --------      --------
Net asset value, beginning of
  period......................     $10.71        $10.50        $10.00        $10.66        $10.51        $10.38
                                   ------        ------        ------        ------       -------        ------
INVESTMENT OPERATIONS:
Net investment income.........       0.23          0.47          0.51          0.49          0.53          0.57
Net realized and unrealized
  gain (loss) on
  investments.................       0.15          0.21          0.50         (0.66)         0.31          0.14
                                   ------        ------        ------        ------       -------        ------
  Total income (loss) from
    investment operations.....       0.38          0.68          1.01         (0.17)         0.84          0.71
                                   ------        ------        ------        ------       -------        ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.........      (0.26)        (0.47)        (0.51)        (0.49)        (0.53)        (0.57)
Net realized gains............      (0.05)           --            --            --         (0.16)        (0.01)
                                   ------        ------        ------        ------       -------        ------
  Total dividends and
    distributions to
    shareholders..............      (0.31)        (0.47)        (0.51)        (0.49)        (0.69)        (0.58)
                                   ------        ------        ------        ------       -------        ------
Net asset value, end of
  period......................     $10.78        $10.71        $10.50        $10.00        $10.66        $10.51
                                   ======        ======        ======        ======       =======        ======
TOTAL RETURN (1)..............        3.6%          6.6%         10.4%         (1.6)%         8.1%          7.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's).....................     $8,800        $9,028        $9,436        $9,830       $10,542        $6,983
Ratio of expenses to average
  net assets (2)..............       0.96%(4)      1.00%(3)      1.01%(3)      0.95%         1.00%(3)      0.93%(3)
Ratio of net investment income
  to average net assets.......       4.17%(4)      4.40%(3)      5.04%(3)      4.78%         4.96%(3)      5.51%(3)
Portfolio Turnover............         51%           60%           35%           69%           80%           80%

------------------------

(1)                     Assumes reinvestment of all dividends and distributions.
                        Total return for a period of less than one year is not
                        annualized.
(2)                     Inclusive of expenses offset by earnings credits from
                        custodian bank (See (1)(G) in Notes to Financial
                        Statements).
(3)                     During the fiscal years indicated above, the Investment
                        Adviser waived a portion or all of its fees and assumed a
                        portion of the Portfolio's expenses. If such waivers and
                        assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 4.35%,
                        respectively, for the year ended December 31, 2001, 1.11%
                        and 4.94%, respectively, for the year ended December 31,
                        2000, 1.19% and 4.77%, respectively, for the year ended
                        December 31, 1998 and 1.06% and 5.38%, respectively, for the year ended December 31, 1997.
(4)                     Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio"), the Mid Cap Portfolio, the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investments in debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

For federal income tax purposes the cost of securities owned at June 30, 2002 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $174,587 was composed of gross appreciation of $191,334 for those investments having an excess of value over cost and gross depreciation of $16,747 for those investments having an excess of cost over value.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2002, the Portfolio's payable in connection with the Plan was $2,967, of which $476 was accrued during the six months ended
June 30, 2002.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2002
                            (UNAUDITED) (CONCLUDED)

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.60%. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the six months ended June 30, 2002, purchases and sales of investment securities, other than short-term and government securities, aggregated $4,385,040 and $4,849,047, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                     Chairman, President & Trustee
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael B. Zuckerman                                 Secretary

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.